                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217
                                                                      811-07953

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2001
--------------------------------------------------------------------------------


This Prospectus describes the thirty-eight (38) Portfolios* offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.



             DOMESTIC PORTFOLIOS                         INTERNATIONAL STOCK PORTFOLIOS
---------------------------------------------   ------------------------------------------------
             EQ/Aggressive Stock                              EQ/Alliance Global**
         EQ/Alliance Common Stock**                        EQ/Alliance International**
       EQ/Alliance Growth and Income**                 EQ/Capital Guardian International**
         EQ/Alliance Premier Growth                      EQ/International Equity Index**
       EQ/Alliance Small Cap Growth**              EQ/Morgan Stanley Emerging Markets Equity**
           EQ/Alliance Technology                        EQ/Putnam International Equity
            EQ/AXP New Dimensions
         EQ/AXP Strategy Aggressive                          FIXED INCOME PORTFOLIOS
       EQ/Bernstein Diversified Value           ------------------------------------------------
      EQ/Calvert Socially Responsible**                     EQ/Alliance High Yield**
       EQ/Capital Guardian Research**           EQ/Alliance Intermediate Government Securities**
      EQ/Capital Guardian U.S. Equity**                    EQ/Alliance Money Market**
            EQ/Equity 500 Index**                          EQ/Alliance Quality Bond**
            EQ/Evergreen Omega**                           EQ/J.P. Morgan Core Bond**
               EQ/FI Mid Cap**
         EQ/FI Small/Mid Cap Value**                       BALANCED/HYBRID PORTFOLIOS
          EQ/Janus Large Cap Growth             ------------------------------------------------
         EQ/Lazard Small Cap Value**
     EQ/MFS Emerging Growth Companies**                  EQ/Alliance Growth Investors**
          EQ/MFS Investors Trust**                                 EQ/Balanced
              EQ/MFS Research**
       EQ/Mercury Basic Value Equity**
       EQ/Putnam Growth & Income Value
         EQ/Putnam Investors Growth
           EQ/Small Company Index


* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Effective May 1, 2001, the name of EQ/Evergreen Portfolio will change to
   "EQ/Evergreen Omega Portfolio," effective May 18, 2001, the name of MFS Growth with Income Portfolio will change to "EQ/MFS Investors Trust Portfolio" and the names of all of the Portfolios will include "EQ/".
--------------------------------------------------------------------------------
YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Version 24


                                                               EQ Advisors Trust

Overview
--------------------------------------------------------------------------------


EQ ADVISORS TRUST

This Prospectus tells you about the thirty-eight (38) current Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the EQ/Lazard Small Cap Value Portfolio and the EQ/Morgan Stanley Emerging Markets Equity Portfolio are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").


The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.

Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

2 Overview                                                   EQ Advisors Trust

Table of contents
--------------------------------------------------------------------------------



-------------------------------------------------------------
 1. Summary Information Concerning EQ
    Advisors Trust                                          4
-------------------------------------------------------------
 2. About the Investment Portfolios                        10
-------------------------------------------------------------
   DOMESTIC PORTFOLIOS                                     13
      EQ/Aggressive Stock                                  13
      EQ/Alliance Common Stock                             16
      EQ/Alliance Growth and Income                        18
      EQ/Alliance Premier Growth                           20
      EQ/Alliance Small Cap Growth                         22
      EQ/Alliance Technology                               23
      EQ/AXP New Dimensions                                24
      EQ/AXP Strategy Aggressive                           25
      EQ/Bernstein Diversified Value                       26
      EQ/Calvert Socially Responsible                      28
      EQ/Capital Guardian Reserach                         30
      EQ/Capital Guardian U.S. Equity                      31
      EQ/Equity 500 Index                                  33
      EQ/Evergreen Omega                                   35
      EQ/FI Mid Cap                                        36
      EQ/FI Small/Mid Cap Value                            37
      EQ/Janus Large Cap Growth                            38
      EQ/Lazard Small Cap Value                            39
      EQ/MFS Emerging Growth Companies                     41
      EQ/MFS Investors Trust                               43
      EQ/MFS Research                                      44
      EQ/Mercury Basic Value Equity                        45
      EQ/Putnam Growth & Income Value                      47
      EQ/Putnam Investors Growth                           48
      EQ/Small Company Index                               49
   INTERNATIONAL STOCK PORTFOLIOS                          50
      EQ/Alliance Global                                   50
      EQ/Alliance International                            52
      EQ/Capital Guardian International                    54
      EQ/International Equity Index                        56
      EQ/Morgan Stanley Emerging Markets Equity            58
      EQ/Putnam International Equity                       60
   FIXED INCOME PORTFOLIOS                                 62
      EQ/Alliance High Yield                               62
      EQ/Alliance Intermediate Government Securities       64
      EQ/Alliance Money Market                             67
      EQ/Alliance Quality Bond                             69
      EQ/J.P. Morgan Core Bond                             71
   BALANCED/HYBRID PORTFOLIOS                              73
      EQ/Alliance Growth Investors                         73
      EQ/Balanced                                          75
-------------------------------------------------------------
 3. More Information on Principal Risks                    78
-------------------------------------------------------------
 4. Management of the Trust                                82
-------------------------------------------------------------
   The Trust                                               82
   The Manager                                             82
   Expense Limitation Agreement                            84
   The Advisers                                            85
   The Administrator                                       85
   The Transfer Agent                                      85
   Brokerage Practices                                     85
   Brokerage Transactions with Affiliates                  85
-------------------------------------------------------------
 5. Fund Distribution Arrangements                         87
-------------------------------------------------------------
 6. Purchase and Redemption                                88
-------------------------------------------------------------
 7. How Assets are Valued                                  89
-------------------------------------------------------------
 8. Tax Information                                        90
-------------------------------------------------------------
 9. Financial Highlights                                   91
-------------------------------------------------------------
 10. Prior Performance of Each Adviser                    129
-------------------------------------------------------------


EQ Advisors Trust                                         TABLE OF CONTENTS  3

1.  Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------


The following chart highlights the thirty-eight (38) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 78.



---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO                           INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK                 Seeks to achieve long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ /ALLIANCE COMMON STOCK           Seeks to achieve long-term growth of capital and increased income


---------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND INCOME       Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio also may invest in fixed-income and convertible securities
---------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH          Seeks long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high quality
                                    United States companies that are judged, by the Adviser, likely to achieve superior earnings growth
---------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP GROWTH        Seeks to achieve long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY              Seeks to achieve growth of capital. Current income is incidental to the Portfolio's objective

---------------------------------------------------------------------------------------------------------------
EQ/AXP NEW DIMENSIONS               Seeks long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ/AXP STRATEGY AGGRESSIVE          Seeks long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE      Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that appear to the
                                    Adviser to be inexpensively priced relative to the return on total capital or equity
---------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE     Seeks long-term capital appreciation


---------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESERACH        Seeks long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S. EQUITY     Seeks long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                 Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
---------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA                  Seeks long-term capital growth


---------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                       Seeks long-term growth of capital


---------------------------------------------------------------------------------------------------------------


4 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST             EQ Advisors Trust

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Following a transition period of up to one year, equity securities of    General investment, multiple-adviser, small-cap and mid-cap
U.S. companies of large market capitalizations                           company, growth investing, liquidity, derivatives, and
                                                                         foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred stocks or        General investment, foreign securities, leveraging,
convertible debt) and fixed income securities (including junk bonds),    derivatives, convertible securities, small-cap and mid-cap
foreign securities, derivatives, and securities lending                  company, junk bond, fixed income, and securities lending
                                                                         risks
------------------------------------------------------------------------------------------------------------------------------------
Stocks and securities convertible into stocks (including junk bonds)     General investment, convertible securities, leveraging,
                                                                         derivatives, foreign securities, junk bond, and fixed
                                                                         income risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, high-quality companies   General investment, focused portfolio, growth investing,
that are likely to offer superior earnings growth                        convertible securities, derivatives, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies and              General investment, small-cap and mid-cap company, growth
undervalued securities (including securities of companies in cyclical    investing, liquidity derivatives, leveraging, and portfolio
industries, companies whose securities are temporarily undervalued,      turnover risks
companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies)
------------------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are expected to       General investment, sector, growth investing, small-cap and
benefit from technological advances and improvements with                mid-cap companies, derivatives, foreign securities, fixed
potential for capital appreciation and growth of capital, including      income, and securities lending risks
well-known, established companies or new or unseasoned
companies
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of companies showing the potential for significant         General investment, growth investing and foreign securities
growth (often including securities of companies operating in areas       risks
with dynamic economic and technological changes occurring and foreign markets)
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of growth companies the Adviser chooses based on:      General investment, growth investing, small-cap and mid-cap
(i) consideration of opportunities and risks within growing industries   company and foreign securities risks
and new technologies; (ii) aggressive growth prospects; and (iii)
identification of small and medium capitalization companies with effective management, financial strength and competitive market positions
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies with relatively large capitalizations     General investment, value investing, derivatives, and fixed
that the Adviser believes are undervalued based on their return on       income risks
equity or capital
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that meet both           General investment, growth investing, and mid-cap company
investment and social criteria                                           risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of U.S. issuers and securities whose         General investment, and foreign securities risks
principal markets are in the United States
------------------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of U.S. companies with market                General investment, and foreign securities risks
capitalization greater than $1 billion at the time of purchase
------------------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities lending     General investment, index-fund, derivatives, leveraging,
                                                                         and securities lending risks
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks and securities convertible into common stocks         General investment, growth investing, small-cap and mid-cap
of all market capitalizations                                            companies, portfolio turnover, foreign securities and
                                                                         derivatives risks
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of companies with medium market capitalizations            General investment, mid-cap company, growth investing,
(similar to companies in the S&P MidCap 400), but also in companies      value investing, and sector risks
with small or larger market capitalizations. Investments may include growth or value stocks or a combination of both
------------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust             SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST 5

------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
------------------------------------------------------------------------------------------------------------
PORTFOLIO                            INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE            Seeks long-term capital appreciation
 ------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH            Seeks long-term growth of capital in a manner consistent with preservation of capital
------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE            Seeks capital appreciation by investing in equity securities of U.S.
                                     companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the
                                     Adviser considers inexpensively priced relative to the return on total capital or equity
------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth

------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST               Seeks long-term growth of capital with a secondary objective to seek reasonable current income
------------------------------------------------------------------------------------------------------------
EQ/MFS RESEARCH                      Seeks to provide long-term growth of capital and future income

------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE EQUITY        Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value
------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      Seeks capital growth. Current income is a secondary objective

------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH           Seeks long-term growth of capital and any increased income that results from this growth
------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible (before the deduction of
                                     Portfolio expenses) the total return of the Russell 2000 Index
------------------------------------------------------------------------------------------------------------


6 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                        PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small-cap and mid-cap companies              General investment, small-cap and mid-cap company, sector
                                                                       and value investing risks
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of growth companies with a large market                  General investment, focused portfolio, growth investing,
capitalization                                                         junk bond, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of small-cap U.S. companies in the range of          General investment, small-cap and mid-cap company, value
companies included in the Russell 2000 Index that the Adviser          investing, and non-diversification risks
believes are undervalued based on their return on equity or capital
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the potential to   General investment, small-cap and mid-cap company, foreign
become major enterprises or that are major enterprises whose rates     securities, portfolio turnover, and growth investing risks of earnings growth are expected to accelerate
------------------------------------------------------------------------------------------------------------------------------------
Equity securities (common stock, preferred stock, convertible          General investment, small-cap and mid-cap company, foreign
securities, warrants and depositary receipts)                          securities, and growth investing risks
------------------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock of            General investment, small-cap and mid-cap company, foreign
companies with better than average prospects for long-term growth      securities, fixed income, and growth investing risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities that the Adviser believes are undervalued            General investment, small-cap and mid-cap company, value
                                                                       investing, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------
Common stocks (plus convertible bonds, convertible preferred stocks,   General investment, derivatives, foreign securities, value
preferred stocks and debt securities)                                  investing, junk bond, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------------
Common stocks and convertible securities of companies whose            General investment, growth investing, mid-cap company,
earnings are believed likely to grow faster than the economy as a      foreign securities and derivatives risks whole
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of small-cap companies in the Russell 2000 Index         General investment, index-fund, small-cap and mid-cap
                                                                       company, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  7

--------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                     INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GLOBAL                            Seeks long-term growth of capital

--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL                     Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth
--------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN INTERNATIONAL             Seeks long-term growth of capital by investing primarily in non-United States equity securities
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX                 Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index
--------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY EMERGING MARKETS EQUITY     Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries
--------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY                Seeks capital appreciation
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE HIGH YIELD                             Seeks to achieve a high total return through a combination of current income and capital appreciation by investing generally in high yield securities
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND                           Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities
--------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND                           Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH INVESTORS                       Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk

--------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED                                        Seeks to achieve a high return through both appreciation of capital and current income
--------------------------------------------------------------------------------------------------------------------------


8 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                              PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies (including       General investment, growth investing, foreign
shares of other mutual funds investing in foreign securities), debt          securities, liquidity, and derivatives risks
securities, derivatives, and securities lending
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of non-U.S. companies (including those in emerging         General investment, foreign securities, liquidity,
markets securities) or foreign government enterprises (including             growth investing, leveraging, and derivatives risks
other mutual funds investing in foreign securities), debt securities, derivatives, and securities lending)
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. equity securities primarily of companies located in Europe,         General investment, foreign securities, growth
Canada, Australia, and the Far East                                          investing, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index                        General investment, index-fund, foreign securities,
                                                                             liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging market country companies                       General investment, foreign securities, liquidity,
                                                                             derivatives, portfolio turnover, non-diversification,
                                                                             junk bond, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                                       General investment, foreign securities, small-cap and
                                                                             mid-cap company, liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                              PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated securities        General investment, fixed income, leveraging, loan
of comparable quality ("junk bonds"), common stocks and other                participation and assignment, derivatives, liquidity,
equity securities, foreign securities, derivatives, and securities lending   junk bond, foreign securities, small-cap and mid-cap
                                                                             company, and securities lending risks
------------------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government, including            General investment, fixed income, leveraging,
repurchase agreements and forward commitments related to U.S.                derivatives, portfolio turnover, and securities lending
Government securities, debt securities of non-governmental issuers           risks
that own mortgages, short sales, the purchase or sale of securities on a when-issued or delayed delivery basis, derivatives, and securities lending
------------------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market instruments                General investment, money market, asset-backed
(including foreign securities) and securities lending                        securities, leveraging, foreign securities, and
                                                                             securities lending risks
------------------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at least BBB/Baa or unrated           General investment, fixed income, convertible
securities of comparable quality at the time of purchase, convertible        securities, leveraging, derivatives, securities
debt securities, preferred stock, dividend-paying common stocks,             lending, portfolio turnover, zero coupon and
foreign securities, the purchase or sale of securities on a                  pay-in-kind securities and foreign securities risks
when-issued, delayed-delivery or forward commitment basis,
derivatives, and securities lending
------------------------------------------------------------------------------------------------------------------------------------
Investment grade securities rated BBB/Baa or better at the time of           General investment, fixed income, liquidity, portfolio
purchase (including foreign issuers)                                         turnover, derivatives, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                              PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,               General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized                 leveraging, derivatives, liquidity, convertible
companies) and debt securities (including foreign debt securities and        securities, small-cap and mid-cap company, securities
junk bonds), derivatives, and securities lending                             lending, junk bond, portfolio turnover, and foreign
                                                                             securities risks
------------------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments, foreign                General investment, multiple adviser, asset allocation,
securities, derivatives, and securities lending                              fixed income, derivatives, leveraging, liquidity,
                                                                             securities lending, portfolio turnover, and foreign
                                                                             securities risks
------------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  9

2. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as of the actual return you would receive under your Contract.


Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.


THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.


THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.


THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 1000(Reg. TM) GROWTH INDEX ("Russell 1000 Growth") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization

10 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
of the Russell 3000 Index. For a description of the Russell 3000 Index, see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings. The Russell 1000(Reg. TM) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. For a description of the Russell 3000 Index see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE RUSSELL 2000(Reg. TM) GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000. It is compiled by the Frank Russell Company.

THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

THE RUSSELL 2500(TM) GROWTH INDEX ("Russell 2500 Growth") is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. For a description of the Russell 2500 Index see "The Russell 2500 Index" below. It is compiled by the Frank Russell Company.

THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forcasted values. For a description of the Russell 2500 Index see "The Russell 2500 Index" below. It is compiled by the Frank Russell Company.

THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. It is compiled by the Frank Russell Company.

THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

THE RUSSELL 3000(TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.

THE RUSSELL MIDCAP(Reg. TM) GROWTH INDEX ("Russell MidCap Growth") is an unmanaged list of common stocks that measures the performance of the 800 smallest companies in the Russell 1000 Index representing approximately 35% of the total market capitalization of the Russell 1000 Index. (The Russell 1000 Index measures the performance of the 1,000 largest companies based on total market capitalization.) The Russell MidCap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.

SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of June 30, 2000 of about $1.6 billion), liquidity, and industry group representation. The S&P 400 MidCap returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.


50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 11

50% (OR 70%) S&P 500 INDEX/50% (OR 30%) LEHMAN GOV'T/ CORP. INDEX is made up of 50% (or 70%) of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 30%) of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

50% S&P 500 INDEX/50% LEHMAN AGGREGATE BOND INDEX is made up of 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.


NASDAQ COMPOSITE INDEX measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.


12 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

DOMESTIC PORTFOLIOS

EQ/AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers. In order to achieve the Portfolio's investment objective, the Portfolio, as a whole, will invest primarily in securities of large cap growth companies, although the Manager has designated that certain discrete portions of the Portfolio are to be invested primarily in the common stocks of companies of small or medium market capitalizations. Certain of the Advisers to the Portfolio may invest their allocated portions of the Portfolio in a relatively small number of intensively researched companies. The Portfolio will place an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Advisers, in current market valuations.

The Portfolio may also invest in securities of small and mid-cap issuers, companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this Portfolio, emerging growth companies may include those that an Adviser believes are either early in their life cycle but have the potential to become major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Multiple-Adviser Risk

o    Growth Investing Risk

o    Small-Cap and Mid-Cap Company Risk

o    Liquidity Risk

o    Derivatives Risk

o    Foreign Securities Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objective for the Portfolio and an investment strategy of investing in small-mid cap companies. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 13

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 86.6%   -3.4%   16.5%   -4.1%   31.4%   22.1%   10.7%    0.1%   18.55% -13.35%

--------------------------------------------------------------------------------
Best quarter (% and time period)       Worst quarter (% and time period)
26.02% (1998 4th Quarter)              (27.23)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                  ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IB Shares              (13.35)%          6.79%         13.89%
--------------------------------------------------------------------------------
 Russell 3000 Growth
   Index**, ***                   (22.42)%         17.08%         16.85%
--------------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell
   2000**                           7.31%          15.45%         17.79%
--------------------------------------------------------------------------------
 S&P 400 MidCap Index**            17.50%          20.41%         19.86%
--------------------------------------------------------------------------------

  * For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Marsico Capital Management, LLC, MFS Investment Management and Provident Investment Counsel, Inc. have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance was the exclusive Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

   WALTON D. PEARSON and JOSHUA B. LISSER have been managing the Alliance portion of the Portfolio March 2001. Mr. Pearson is a Senior Vice President and Portfolio Manager and has been with Alliance since 1993. Mr. Lasser is a Senior Vice President and Portfolio Manager and has been with Alliance since 1992.

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1200, Denver, Colorado 80202. Marisco was added as of February 1, 2001. Marsico is a wholly-owned subsidiary of Bank of America Corporation. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships as well as separately managed accounts for individuals, corporations, charities and retirement plans.

   THOMAS F. MARSICO is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Marsico. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.


   The Portfolio Managers for the portion of assets allocated to MFS are TONI
   Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995; and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio's assets allocated to MFS.


PROVIDENT INVESTMENT COUNSEL, INC. ("Provident"), 300 North Lake Avenue, Pasadena, California 91101. Provident was added as an Adviser to the Portfolio as of February 1, 2001. Provident manages domestic investment portfolios for corporate, government, mutual funds and individual clients. Provident is a wholly owned subsidiary of Old Mutual, PLC, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses.

14 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

   A team of investment professionals of Provident will be primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Provident.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 15

EQ/ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's Rating Services ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Derivatives Risk

o    Foreign Securities Risk

o    Convertible Securities Risk

o    Small-Cap and Mid-Cap Company Risk

o    Fixed Income Risk

     Junk Bond Risk

o    Securities Lending Risk

o    Leveraging Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is January 13, 1976. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                  [BAR CHART]

 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 37.6%    3.0%   24.6%   -2.4%   32.2%   24.0%   29.1%   29.1%   24.88% -14.25%

--------------------------------------------------------------------------------
Best quarter (% and time period)       Worst quarter (% and time period)
28.34% (1998 4th Quarter)              (15.05)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                             ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Common Stock
   Portfolio  - Class IB
   Shares                    (14.25)%         17.16%         17.52%
--------------------------------------------------------------------------------
 S&P 500 Index**              (9.10)%         18.33%         17.44%
--------------------------------------------------------------------------------

 * For periods prior to the commencement of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.


**  For more information on this index, see the preceding section "The
    Benchmarks."


16 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 17

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio also may invest in fixed-income and convertible securities.

THE INVESTMENT STRATEGY

The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o    that have a total market capitalization of at least $1 billion;

o    that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's, or, if unrated, determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Convertible Securities Risk

o    Derivatives Risk

o    Fixed Income Risk

     Junk Bond Risk

o    Foreign Securities Risk

o    Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

               1994    1995    1996    1997    1998    1999    2000
               ----    ----    ----    ----    ----    ----    ----
               -0.8%   23.8%   19.8%   26.6%   20.6%   18.37%  8.68%

--------------------------------------------------------------------------------
Best quarter (% and time period)       Worst quarter (% and time period)
26.2% (1998 4th Quarter)               (15.09)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

18 ABOUT THE INVESTMENT PORTFOLIOS                        EQ Advisors Trust

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                                                     SINCE
                                      ONE YEAR      FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
    Portfolio - Class IB Shares          8.68%     18.67%         15.71%
--------------------------------------------------------------------------------
 S&P 500 Index**                        (9.10)%    18.33%         17.44%
--------------------------------------------------------------------------------
 Russell 1000 Value Index**,***          7.01%     16.91%         16.11%
--------------------------------------------------------------------------------
 75% S&P 500 Index/25%
    Value Line Convertible**            (8.52)%    15.67%         15.47%
--------------------------------------------------------------------------------

  * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

 ** For more information on this index, see the preceding section "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN has been the person responsible for the day-to-day management of the Portfolio since 1996. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOs 19

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY
The Portfolio invests primarily (at least 80% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o Focused Portfolio Risk

o Growth Investing Risk

o Convertible Securities Risk

o Derivatives Risk

o Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is May 1, 1999.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2000
                                      ----
                                     -18.34%

--------------------------------------------------------------------------------
Best quarter:                          Worst quarter:
6.16% (2000 1st Quarter)               (14.48)% (2000 4th Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                            ONE YEAR        INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Premier Growth Portfolio
  - Class IB Shares                           (18.34)%         (1.71)%
--------------------------------------------------------------------------------
 S&P 500 Index*                                (9.10)%          0.53%
--------------------------------------------------------------------------------
 Russell 1000 Growth Index*,**                (22.42)%         (1.81)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and

20 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 21

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o Growth Investing Risk

o Small-Cap and Mid-Cap Company Risk

o Liquidity Risk

o Derivatives Risk

o Leveraging Risk

o Portfolio Turnover Risk


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total returns for each of the last three calandar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

                              1998    1999    2000
                              ----    ----    ----
                             -4.4%   27.46%  13.78%

--------------------------------------------------------------------------------
Best quarter (% and time period)       Worst quarter (% and time period)
28.22% (1999 4th Quarter)              (28.09)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                              ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth Portfolio
  - Class IB Shares                             13.78%        16.55%
--------------------------------------------------------------------------------
 Russell 2500 Growth Index*,**                 (16.09)%       14.75%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index*                    (22.43)%       10.01%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO


ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Vice President of Alliance and has been associated with Alliance since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996 and a Vice President of Chancellor Capital Management since before 1995.


22 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio normally will have at least 80% of its assets invested in the securities of these companies. The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options. The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts.

The Portfolio also may:

o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchanged-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o   invest up to 10% of its total assets in warrants; and

o   make loans of its portfolio securities of up to 33.3% of its total assets.


When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks in investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o Sector Risk

o Growth Investing Risk

o Small-Cap and Mid-Cap Company Risk

o Derivatives Risk

o Foreign Securities Risks

o Fixed Income Securities Risk

o Securities Lending Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is May 1, 2000. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO


ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


PETER ANASTOS and GERALD MALONE are principally responsible for the day-to-day management of the Portfolio. Mr. Anastos, Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Malone, a Senior Vice President of Alliance, has been associated with Alliance since 1992.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 23

EQ/AXP NEW DIMENSIONS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio primarily invests in common stocks of companies showing the potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Portfolio may also invest up to 30% of its total assets in foreign securities.

The Portfolio's Adviser selects investments by:

o identifying companies the Adviser believes have above-average long-term growth potential based on: effective management; financial strength; and competitive market position; and

o considering opportunities and risks with respect to interest rate and economic forecasts both domestically and abroad.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

o    the security is overvalued relative to alternative investments;

o    the company has met the Adviser's earnings and/or growth expectations;

o political, economic, or other events could affect the company's performance;

o the Adviser wishes to minimize potential losses (i.e., in a market down-turn); and

o    the Adviser identifies a more attractive opportunity.

Although not a primary investment strategy, the Portfolio also may invest in other instruments, such as money market securities, preferred stocks, debt obligations (of any rating), and convertible securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) to produce incremental earnings, hedge existing positions and increase flexibility.

When market or financial conditions warrant, the Portfolio may invest more of its assets in money market securities for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Growth Investing Risk

o    Foreign Securities Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 200 AXP Financial Center, Minneapolis, MN 55474. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

GORDON FINES is principally responsible for the day-to-day management of the Portfolio. Mr. Fines, a Vice President and senior portfolio manager of AEFC, has been associated with AEFC since 1981. Doug Guffy and Anne Obermeyer serve as portfolio managers and have been associated with AEFC since 1994 and 1984, respectively.

24 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio primarily invests in securities of growth companies. Under normal market conditions, at least 65% of the Portfolio's total assets are invested in equity securities. The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Portfolio's goal, the Adviser chooses equity investments by:

o considering opportunities and risks within growing industries and new technologies;

o selecting companies that the Adviser believes have aggressive growth prospects; and

o identifying small and medium capitalization companies with: effective management, financial strength, and competitive market position. Small and medium capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell MidCap Growth Index.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

o    the security is overvalued relative to other potential investments;

o    the security has reached the Adviser's price objective;

o    the company's characteristics change;

o    the company has met the Adviser's earnings and/or growth expectations;

o political, economic, or other events could affect the company's performance;

o the Adviser wishes to minimize potential losses (i.e., in a market down-turn);

o    the Adviser wishes to lock in profits;

o    the Adviser identifies a more attractive investment opportunity; and

o the company or the security continue to meet the other standards described above.

Although not a primary investment strategy, the Portfolio also may invest in foreign securities, money market securities, debt obligations (rated B or higher), derivative instruments (such as options and futures contracts), and convertible securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in money market instruments or investment grade debt obligations (rated BBB or higher) for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investments strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Growth Investing Risk

o    Small-Cap and Mid-Cap Company Risk

o    Foreign Securities Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 200 AXP Financial Center, Minneapolis, MN 55474. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

LOUIS GIGLIO and SCOTT MULLINIX are principally responsible for the day-to-day management of the Portfolio. Mr. Giglio, portfolio manager, has been associated with AEFC since January 1994 as a senior equity analyst. Mr. Mullinix, associate portfolio manager, has been associated with AEFC since 1987.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 25

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization domestic companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

o    low price to earnings ratios;

o    high yield;

o    unrecognized assets;

o    the possibility of management change; and/or

o    the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Value Investing Risk

o    Derivatives Risk

o    Fixed Income Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Please note that the Portfolio's performance, as reflected below, was achieved by the Portfolio's previous adviser. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results. The Portfolio's commencement date was January 1, 1998.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

                              1998    1999    2000
                              ----    ----    ----
                             20.01%   3.55%  -1.94%

--------------------------------------------------------------------------------
Best quarter:                          Worst quarter:
23.34% (1998 4th Quarter)              (13.43)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                                 ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio          (1.94)%        6.81%
--------------------------------------------------------------------------------
 S&P 500 Index*                                    (9.10)%       12.26%
--------------------------------------------------------------------------------
 Russell 1000 Value Index*,**                       7.01%         9.93%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105. Alliance has been the Adviser to the Portfolio since March 1, 2001. Alliance is a publicly traded limited partnership, indirectly majority-owned by Equitable. Alliance, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.

Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security's current price and its normal or long-term earnings power as determined by its investment research.

26 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Marilyn G. Fedak and Steven Pisarkiewicz have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group has been with Bernstein since 1984. Mr. Pisarkiewicz is a managing director of the Institutional Services Group and has been with Bernstein since 1989.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 27

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company's performance on a variety of social issues is accomplished. The financial analysis is done by Brown Capital's Mid/large Investment team. Calvert's in-house Social Research Department conducts the analysis of each company's societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of "doing the right thing", it also makes good business sense.

   For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.
SOCIAL CRITERIA: Calvert analyzes investments from a social perspective. Calvert's in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.


The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

o    production of or the manufacture of equipment to produce nuclear energy;

o    business activities in support of repressive regimes;

o    manufacture of weapon systems;

o    manufacture of alcoholic beverages or tobacco products;

o    operation of gambling casinos; or


o a pattern and practice of violating the rights of indigenous people. We urge companies to end negative stereotypes of Native Americans and other indigenous peoples. For example, the Portfolio objects to the unauthorized use of names and images that portray Native Americans in a negative light, and supports the promotion of positive portrayals of all individuals and ethnic groups.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o    Growth Investing Risk

o    Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks

28 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is September 1, 1999.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CAHRT]

                                      2000
                                      ----
                                     -2.87%

--------------------------------------------------------------------------------
Best quarter:                          Worst quarter:
4.02% (2000 3rd Quarter)               (9.12)% (2000 4th Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                  SINCE
                                                  ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible Portfolio          (2.87)%        3.71%
--------------------------------------------------------------------------------
 S&P 500 Index*                                     (9.10)%        1.55%
--------------------------------------------------------------------------------
 Russell 3000 Index*,**                             (7.46)%        3.58%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 2000, Calvert had $6.67 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.


EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 24 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 29

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with market capitalization greater than $1 billion at the time of purchase. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.

o Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is May 1, 1999.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2000
                                      ----
                                      5.92%

--------------------------------------------------------------------------------
Best quarter:                          Worst quarter:
5.61% (2000 1st Quarter)               (0.09)% (2000 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                              ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research Portfolio          5.92%         7.82%
--------------------------------------------------------------------------------
 S&P 500 Index*,**                              (9.10)%        0.53%
--------------------------------------------------------------------------------
 Russell 2000 Index*                            (3.02)%        8.23%
--------------------------------------------------------------------------------



 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.


30 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o Foreign Securities Risk

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is May 1, 1999.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2000
                                      ----
                                      3.56%

--------------------------------------------------------------------------------
Best quarter:                          Worst quarter:
3.00% (2000 1st Quarter)               (0.47)% (2000 2nd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                                ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity Portfolio
 - Class IB Shares                                 3.56%         4.39%
--------------------------------------------------------------------------------
 S&P 500 Index*,**                                (9.10)%        0.53%
--------------------------------------------------------------------------------
 Russell 2000 Index*                              (3.02)%        8.23%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 31

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

ALAN J. WILSON. Alan J. Wilson is a Vice President of Capital International Research, Inc., a portfolio manager for Capital Guardian and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

KAREN MILLER. Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. and is a portfolio manager of U.S. Equity, U.S. Value Equity and U.S. Small Capitalization portfolios. She joined the Capital Guardian organization in 1990.

32 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

THE INVESTMENT STRATEGY
The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

         For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o Index-Fund Risk

o Derivatives Risk

o Securities Lending Risk

o Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 33

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]



36.3%      22.1%    32.3%     27.7%     20.8%     -9.81%

1995       1996      1997     1998      1999       2000
-------------------------------------------------------------

Best quarter (% and time period)       Worst quarter (% and time period)
21.05% (1998 4th Quarter)                (10.02)% (1998 3rd Quarter)

                        AVERAGE ANNUAL TOTAL RETURNS*
                                                                    SINCE
                                    ONE YEAR      FIVE YEARS      INCEPTION
 EQ/Equity 500 Index Portfolio -
   Class IB Shares                  (9.81)%         17.52%         17.89%
-------------------------------------------------------------------------------
 S&P 500 Index**                    (9.10)%         18.33%         18.60%

 * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
 Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.



34 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/EVERGREEN OMEGA PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management. "Growth" stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser's active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser's investment decisions.

The Adviser intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer's fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio's investment objective.

Although not a primary investment strategy, the Portfolio also may invest up to 25% of its total assets in foreign securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) and engage in short sales in order to: (i) maintain the Portfolio's exposure to the market; (ii) manage cash; or (iii) attempt to increase income. The Portfolio may also borrow money for temporary defensive purposes.


In response to adverse economic, political or market conditions, the Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments. This strategy is inconsistent with the Portfolio's principal investment strategy and investment objective, and if employed could result in a lower return and loss of market opportunity.


THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o Growth Investing Risk
o Small-Cap And Mid-Cap Company Risk
o Portfolio Turnover Risk
o Foreign Securities Risk
o Derivatives Risk

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the per formance results. The commencement date for this Portfolio is
January 1, 1999.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]


                9.70%         -11.66%

                1999           2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 12.63% (1999 4th Quarter)           (9.76)% (2000 4th Quarter)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                        SINCE
                                      ONE YEAR        INCEPTION
-------------------------------------------------------------------------------
 EQ/Evergreen Omega Portfolio           (11.66)%         (1.56)%
-------------------------------------------------------------------------------
 S&P 500 Index*                          (9.10)%          4.89%
-------------------------------------------------------------------------------
 Russell 1000 Growth Index*,**          (22.42)%         12.75%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

EVERGREEN INVESTMENT MANAGEMENT COMPANY LLC ("Evergreen"), 200 Berkeley Street, Boston, Massachusetts 02116-5034. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

MAUREEN E. CULLINANE, commenced management of the Portfolio in February 2001. Ms. Cullinane has been a Vice President and portfolio manager at Evergreen since September 1987 and became a Senior Vice President and Senior Portfolio Manager in March 1997.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 35

EQ/FI MID CAP PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser's principal investment strategies include:

o Normally investing at least 65% of its total assets in common stocks of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

o Potentially investing up to 35% of its total assets in companies with market capitalizations that are smaller or larger than those in the S&P MidCap 400 Index.

o   Investing in domestic issuers.

o Investing in either "growth" stocks or "value" stocks or both. The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

o In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earning estimates and management.


The Adviser may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values if the Adviser's strategies do not work as intended, the Portfolio may not achieve its objective.


In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Mid-Cap Company Risk
o   Growth Investing Risk
o   Value Investing Risk
o   Sector Risk


PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO


FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, MA 02109. FMR has been the Adviser to the Portfolio since the Portfolio commenced operations. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2000, FMR Corp., including its affiliates, had approximately $920 billion in total assets under management.


DAVID FELMAN is principally responsible for the day-to-day management of the Portfolio. Mr. Felman, a Vice President and portfolio manager, has been associated with FMR since 1993.



36 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests at least 65% of its total assets in common stocks of companies with small to medium market capitalizations. Small to medium market capitalization companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000 Index or the Russell MidCap Index at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a small to medium market capitalization for purposes of the 65% policy.

The Adviser focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. The securities of each of these issuers are then analyzed using statistical models to further evaluate their growth potential, valuation, liquidity and investment risk. The Adviser may use various techniques, such as buying and selling futures contracts to increase or decrease the Portfolio's exposure to changing security prices or other investment techniques that affect security values. If the Adviser's strategies do not work as intended, the Portfolio may not achieve its investment objective.

When market or financial conditions warrant, the Adviser may temporarily use a different investment strategy for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Value Investing Risk
o   Small-Cap and Mid-Cap Company Risk
o   Sector Risk

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Please note that the Portfolio's performance, as reflected below, was achieved in part, by the Portfolio's previous adviser who was replaced effective July 24, 2000. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.



[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

                   -10.02%        1.80%         5.13%

                    1998          1999          2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 12.40% (1999 4th Quarter)           (20.25)% (1998 3rd Quarter)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
-------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value Portfolio -
  Class IB                                    5.13%        3.81%
-------------------------------------------------------------------------------
 Russell 2500 Value Index*, **               20.79%       12.72%
-------------------------------------------------------------------------------
 Russell 2000 Value Index*                   22.83%       10.98%
-------------------------------------------------------------------------------

 * For more information on this index, see the section in the prospectus "The Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser, since July 24, 2000. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2000, FMR Corp., including its affiliates, had approximately $920 billion in total assets under management.

ROBERT MACDONALD is the Portfolio Manager and will be responsible for the day-to-day management of the Portfolio. Mr. MacDonald, senior vice president and portfolio manager, has been associated with FMR Corp. since 1985.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 37

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital in a manner consistent with the preservation of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in securities of growth-oriented companies. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of growth companies with a large market capitalization.


The Adviser may invest substantially all of the Portfolio's assets in common stocks if the Adviser believes common stocks will appreciate in value. The Portfolio is diversified for purposes of the 1940 Act, however, it is invested in a limited number of companies.


   For purposes of this Portfolio, generally companies having a market capitalization greater than $10 billion are considered large companies.

The Adviser applies a "bottom-up" approach in choosing investments, focusing on the financial condition and competitiveness of individual companies. The Adviser seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. If the Adviser is unable to find investments with earnings growth potential, a significant portfolio of the Portfolio's assets may be in cash or similar investments.


The Portfolio may also invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. The Adviser will seek companies that meet its election criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. In addition, the Portfolio may invest in up to 35% of the Portfolio's total assets in high-yield/high-risk bonds "junk bonds" or lower rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Focused Portfolio Risk
o   Growth Investing Risk
o   Foreign Securities Risk
o   Junk Bond Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

JANUS CAPITAL CORPORATION ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928. Janus has been the Adviser to the Portfolio since it commenced operations. Janus manages investment companies, private-label mutual funds and provides separate account advisory services for institutional accounts. Stilwell Financial, Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded company whose subsidiaries are engaged in financial services.

MARC PINTO is the Portfolio Manager responsible for the day-to-day management of the Portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline and has also served as Assistant Portfolio Manager for certain Janus funds since joining Janus in 1994.



38 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.


THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.


   For more information on The Russell 2000, see the pre ceding section "The Benchmarks".

   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.


Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.


When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Value Investing Risk
o   Small-Cap and Mid-Cap Company Risk
o   Non-Diversification Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                -7.03%         1.66%       18.56%
-------------------------------------------------------------------------------
                 1998           1999        2000
--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 19.39% (1999 2nd Quarter)           (20.10)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                           SINCE
                                           ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value Portfolio         18.56%         3.86%
-------------------------------------------------------------------------------
 Russell 2000 Value Index*,**                22.83%         4.22%
-------------------------------------------------------------------------------
 Russell 2000 Index*                         (3.02)%        4.65%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 39
registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.


HERBERT W. GULLQUIST, LEONARD M. WILSON and PATRICK MULLIN are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr. Gullquist, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, has been with LAM since 1982 and has been managing the Portfolio since its inception. Mr. Wilson, a Director of LAM, has been with LAM since 1988 and has been managing the Portfolio since January 2001. Mr. Mullin, a Senior Vice President of LAM, has been with LAM since February 1998 and has been managing the Portfolio since January 2001. Prior thereto, he was associated with Target Capital Management from February 1997; and prior thereto, he was associated with Dillon, Read & Co, Inc. since September 1992.



40 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Growth Investing Risk

o   Small-Cap and Mid-Cap Company Risk

o   Foreign Securities Risk

o   Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

34.57%             73.62%        -18.83%
-------------------------------------------------------------------------------
1998                 1999          2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 53.01% (1999 4th Quarter)           (19.03)% (2000 4th Quarter)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                         SINCE
                                        ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
 Portfolio                                (18.83)%       25.78%
-------------------------------------------------------------------------------
 Russell 3000 Growth Index*,**            (22.42)%       15.81%
-------------------------------------------------------------------------------
 Russell 2000 Index*                       (3.02)%       10.93%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 41

Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.


The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio; DALE A. DUTILE, a Senior Vice President of MFS, who has been with MFS since 1994; JOHN LATHROP, a Senior Vice President of MFS, who has been with MFS since 1994; and DAVID E. SETTE-DUCATI, a Senior Vice President of MFS, who has been with MFS since 1995.



42 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MFS INVESTORS TRUST PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital with a secondary objective to seek reasonable current income.


   For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Index.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser's large group of equity research analysts.

The Portfolio may invest up to 25% of its net assets in foreign securities, including those in emerging markets and depository receipts, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Growth Investing Risk

o   Small-Cap and Mid-Cap Company Risk


o   Foreign Securities Risk



PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The commencement date for this Portfolio is January 1, 1999.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  8.76%             -0.77%
-------------------------------------------------------------------------------
                   1999               2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 10.87% (1999 4th Quarter)           (8.23)% (1999 3rd Quarter)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                         SINCE
                         ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
 EQ/MFS Investors Trust Portfolio -
  Class IB Shares          (0.77)%        3.88%
-------------------------------------------------------------------------------
 S&P 500 Index*            (9.10)%        4.89%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981; and MITCHELL D. DYNAN, a Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 43

EQ/MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

o   favorable prospects for long-term growth;

o   attractive valuations based on current and expected earnings or cash flow;

o   dominant or growing market share; and

o   superior management.

The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest in investment grade fixed income securities and up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Growth Investing Risk

o   Small-Cap and Mid-Cap Company Risk

o   Fixed Income Risk

o   Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                24.11%       23.12%        -5.25%
-------------------------------------------------------------------------------
                 1998        1999            2000
-------------------------------------------------------------------------------
 Best quarter:                          Worst quarter:
 21.36% (1998 4th Quarter)              (14.24)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                   SINCE
                                   ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
 EQ/MFS Research Portfolio -
  Class IB Shares                    (5.25)%       15.17%
-------------------------------------------------------------------------------
 Russell 3000 Index*,**              (7.46)%       16.15%
-------------------------------------------------------------------------------
 S&P 500 Index*                      (9.10)%       16.19%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.



44 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO


INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.


THE INVESTMENT STRATEGY

The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

o   stocks are out of favor;

o   company earnings are depressed;

o   price/earnings ratios are relatively low;

o   investment expectations are limited; and/or

o   there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

o   investment expectations are high;

o   stock prices are advancing or have advanced rapidly;

o   price/earnings ratios have been inflated; and/or

o   an industry or security continues to become popular among investors.


In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.


The Portfolio invests primarily in common stocks of U.S. companies, but may buy equity securities other than common stock and may also invest up to 10% of its total assets in securities issued by foreign companies. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Value Investing Risk

o   Small-Cap and Mid-Cap Company Risk

o   Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.



-------------------------------------------------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  11.59%        19.00%     11.81%
-------------------------------------------------------------------------------
                   1998          1999        2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 13.57% (1999 2nd Quarter)           (10.91)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                              SINCE
                                              ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity Portfolio
 -  Class IB Shares                             11.81%        16.23%
-------------------------------------------------------------------------------
 Russell 1000 Value Index*,**                    7.01%        15.28%
-------------------------------------------------------------------------------
 S&P 500 Index*                                 (9.10)%       16.19%
-------------------------------------------------------------------------------


*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 45

WHO MANAGES THE PORTFOLIO

MERCURY ADVISORS, ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT,
L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P., ("MLAM") has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.

KEVIN RENDINO, and ROBERT J. MARTORELLI are co-Portfolio Managers of the Portfolio. Mr. Rendino is a First Vice President of Mercury since 1997, has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Rendino was a Vice President of Mercury from 1993 to 1997. Mr. Martorelli is a Senior Vice President of Mercury and has been a co-Portfolio Manager of the Portfolio since May 2000. Mr. Martorelli has been a First Vice President of Mercury since 1997 and was Vice President from 1987 to 1997.



46 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY
The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in investment grade corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Value Investing Risk

o   Foreign Securities Risk

o   Derivatives Risk

o   Fixed Income Risk

o   Junk Bond Risk

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

12.75%          -1.27%      6.69%
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 16.49% (1998 4th Quarter)           (11.94)% (1999 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                      SINCE
                                      ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
 Portfolio                               6.69%         9.18%
-------------------------------------------------------------------------------
 Russell 1000 Value Index*,**            7.01%        15.28%
-------------------------------------------------------------------------------
 S&P 500 Index*                         (9.10)%       16.19%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO


PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc.


DEBORAH KUENSTNER has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since January 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of the DuPont Pension Fund Investment from 1989 to 1997.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 47

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. Although the Portfolio primarily invests in large cap securities, it may also purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Growth Investing Risk

o   Mid-Cap Company Risk

o   Derivatives Risk

o   Foreign Securities Risk

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               36.27%          30.24%          -17.79%
-------------------------------------------------------------------------------
               1998            1999              2000
-------------------------------------------------------------------------------

 Best quarter:                       Worst quarter:
 25.29% (1998 4th Quarter)           (11.25)% (1998 First Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                             SINCE
                                            ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/Putnam Investors Growth Portfolio
  - Class IB Shares                           (17.79)%       17.71%
-------------------------------------------------------------------------------
 Russell 1000 Growth Index*,**                (22.42)%       16.42%
-------------------------------------------------------------------------------
 S&P 500 Index*                                (9.10)%       16.19%
-------------------------------------------------------------------------------


*   For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO
PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc.

The Portfolio Managers, responsible for the day-to-day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995; and RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as an investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)



48 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

DOMESTIC PORTFOLIOS

EQ/SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.


   For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.


Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.


The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Index Fund Risk

o   Small-Cap and Mid-Cap Company Risk

o   Derivatives Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's commencement date was January 1, 1998.



-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

-2.27%         20.68%         -3.43%
-------------------------------------------------------------------------------
1998             1999           2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 18.52% (1999 4th Quarter)           (19.52)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                         SINCE
                                         ONE YEAR      INCEPTION
-------------------------------------------------------------------------------
 EQ/Small Company Index Portfolio          (3.43)%        4.43%
-------------------------------------------------------------------------------
 Russell 2000 Index*                       (3.02)%        4.65%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO


DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.




EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 49

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.



THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).


   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Growth Investing Risk

o   Foreign Securities Risk

        Emerging Market Risk

        Regulatory Risk

o   Liquidity Risk

o   Derivatives Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

30.2%   -0.7%   31.9%   5.0%   18.6%   14.4%   11.4%   21.5%   38.17%   -18.86%
-------------------------------------------------------------------------------
1991    1992    1993   1994    1995    1996    1997    1998    1999       2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 26.51% (1998 4th Quarter)           (17.04)% (1999 3rd Quarter)
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                      ONE YEAR       FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 EQ/Alliance Global Portfolio -
   Class IB Shares                 (18.86)%         11.62%         13.89%
-------------------------------------------------------------------------------
 MSCI World Index**                (13.18)%         12.12%         11.93%
-------------------------------------------------------------------------------


* For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."



50 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 51

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Foreign Securities Risk

      Emerging Market Risk

      Regulatory Risk

o   Liquidity Risk

o   Growth Investing Risk

o   Derivatives Risk

o   Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



52 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

        9.6%       -3.2%       10.3%       36.90%       -22.86%
-------------------------------------------------------------------------------
       1996        1997        1998        1999          2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 25.87% (1999 4th Quarter)           (15.72)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                    ONE           FIVE         SINCE
                                   YEAR           YEARS      INCEPTION
-------------------------------------------------------------------------------
    EQ/Alliance
      International Portfolio
      - Class IB Shares          (22.86)%         4.23%        5.57%
-------------------------------------------------------------------------------
    MSCI EAFE Index**            (14.17)%         7.13%        7.80%
-------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 53

INTERNATIONAL STOCK PORTFOLIOS


EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Foreign Securities Risk

        Emerging Market Risk

        Regulatory Risk

o   Growth Investing Risk

o   Derivatives Risk


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is May 1, 1999.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                                  -19.19%
-------------------------------------------------------------------------------
                                    2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 2.55% (2000 1st Quarter)            (11.06)% (2000 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                          SINCE
                                         ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/Capital Guardian International
 Portfolio                                 (19.19)%        8.11%
-------------------------------------------------------------------------------
 MSCI EAFE Index*                          (14.17)%        1.96%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.



54 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

ARTHUR J. GROMADZKI. Arthur Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. He also serves as a Research Portfolio Coordinator for diversified and concentrated Global Equity Research Portfolios. He joined the Capital Guardian organization in 1987.

RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

CHRISTOPHER A. REED. Christopher A. Reed is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan and Pacific Basin portfolios and research responsibilities for the Japanese financial sector. He joined the Capital Guardian organization in 1994.

ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined the Capital Guardian organization in 1981.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 55

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.


   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.


The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index.


Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Index Fund Risk

o   Foreign Securities Risk

       Regulatory Risk

o   Liquidity Risk

o   Derivatives Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                 20.07%          27.50%          -17.63%
-------------------------------------------------------------------------------
                 1998            1999             2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 20.43% (1998 4th Quarter)           (13.90)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                 SINCE
                                                ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/International Equity Index Portfolio          (17.63)%        8.03%
-------------------------------------------------------------------------------
 MSCI EAFE Index*                                 (14.17)%        9.35%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."



56 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"),130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 57

EQ/MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging market countries. Such equity securities may include common stocks, preferred stocks, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.


   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issues. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

   For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

     o Its principal securities trading market is in an emerging market country;

     o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

     o it is organized under the laws of, or has a principal office, in an emerging market country.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.


   In a "top-down" approach, country allocations are made based on relative economic, political and social fundamentals, stock valuations and investor sentiment. In a "bottom-up" approach, securities are reviewed and chosen individually.

The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including junk bonds) of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.


When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Foreign Securities Risk

       Emerging Market Risk

       Regulatory Risk

o   Derivatives Risk

o   Liquidity Risk

o   Portfolio Turnover Risk

o   Non-Diversification Risk

o   Fixed Income Risk

o   Junk Bond Risk


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is August 20, 1997.



58 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                 -27.10%          95.82%          -40.12%
-------------------------------------------------------------------------------
                  1998            1999             2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 49.70% (1999 4th Quarter)           (22.14)% (1998 2nd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                             SINCE
                                          ONE YEAR         INCEPTION
-------------------------------------------------------------------------------
 EQ/Morgan Stanley Emerging Markets
 Equity Portfolio                           (40.12)%     (10.68)%
-------------------------------------------------------------------------------
 MSCI Emerging Markets Free*                (30.61)%     (10.85)%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser or sub-adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

The Portfolio Managers, responsible for the day-to-day management of the Portfolio are: ROBERT MEYER, a Managing Director of MSAM who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989 and has been managing the Portfolio since the Portfolio commenced operations in 1997; and NARAYAN RAMACHANDRAN, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1996, is a portfolio manager and co-head of the Emerging Markets Equity Group at MSAM and has been managing the Portfolio since February 1, 2001.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 59

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies located in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

o companies that earn 50% or more of their total revenues from business outside the U.S.;

o companies with 50% or more of their assets located in a country outside of the U.S.; or

o   companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future cash flows and earnings when deciding whether to buy or sell investments.

When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Foreign Securities Risk

        Emerging Market Risk

        Regulatory Risk

o   Small-Cap and Mid-Cap Company Risk

o   Derivatives Risk

o   Liquidity Risk

PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------


[GRAPHIC OMITTED]


                19.51%          60.24%          -12.33%
-------------------------------------------------------------------------------
                 1998            1999            2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 36.26% (1999 4th Quarter)           (18.48)% (1998 3rd Quarter)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                  SINCE
                                                 ONE YEAR       INCEPTION
-------------------------------------------------------------------------------
 EQ/Putnam International Equity Portfolio          (12.33)%       18.06%
-------------------------------------------------------------------------------
 MSCI EAFE Index*                                  (14.17)%        8.42%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc.


The Portfolio Manager, responsible for the day to day management of the Portfolio since the inception of the Portfolio, is OMID KAMSHAD, Managing Director and Chief Investment Officer of Core International Equity, who has been employed as an investment professional* by



60 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)




EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 61

FIXED INCOME PORTFOLIOS

EQ/ALLIANCE HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return through a combination of current income and capital appreciation by investing generally in high yield securities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of high yield fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

The Portfolio will not invest more than 10% of its total assets in:


(i) fixed income securities which are rated lower than BB or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and


(ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than BB or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

o fixed income securities which the Adviser believes have similar characteristics to securities which are rated BB or higher by Moody's or B- or higher by S&P, or

o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.


The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


Performance may be affected by one or more of the following risks, which are described in detail on page 78.


o   Fixed Income Risk

       Interest Rate Risk

       Junk Bond Risk

       Mortgage-Backed Securities Risk

o   Loan Participation and Assignment Risk

o   Small Cap and Mid-Cap Company Risk

o   Derivatives Risk

o   Foreign Securities Risk

o   Leveraging Risk

o   Liquidity Risk

o Securities Lending Risk


PORTFOLIO PERFORMANCE


The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



62 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------


[GRAPHIC OMITTED]

24.2%   12.1%   22.9%   -3.0%   19.7%   22.6%   18.2%   -5.4%   -3.58%   -8.90%
-------------------------------------------------------------------------------
1991    1992    1993    1994    1995    1996    1997     1998    1999     2000
-------------------------------------------------------------------------------
Best quarter (% and time period)         Worst quarter (% and time period)
7.94% (1997 2nd Quarter)                 (11.02)% (1998 3rd Quarter)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                        ONE YEAR      FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 EQ/Alliance High Yield Portfolio
   - Class IB Shares                      (8.90)%    3.78%              9.09%
-------------------------------------------------------------------------------
 CSFB Index**,***                         (5.21)%    4.51%             11.20%
-------------------------------------------------------------------------------
 ML Master**                              (3.79)%    4.89%             10.86%
-------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


KENNETH D. SMALLEY and GREGORY R. DUBE have been responsible for the day-to-day management of the Portfolio. Mr. Smalley joined Alliance in 1999 and is a Vice President and portfolio manager responsible for the management of high yield assets. Prior to joining Alliance, Mr. Smalley was a Vice President and senior high yield bond trader with Paine Webber Group, Inc. for three years; and prior thereto he spent four years at Teachers Insurance & Annuities Association as a Senior Portfolio Analyst. Mr. Dube joined Alliance in 1998 and is a Senior Vice President and head of the Global High Yield Group. Prior to joining Alliance, Mr. Dube was a senior member of Lazard Freres' Fixed Income Group for three years and prior thereto, Mr. Dube was a Partner of Donaldson, Lufkin and Jenrette for three years.




EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 63

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.


Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.




64 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.


   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government securities.

THE PRINCIPAL RISKS

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Fixed Income Risk

       Asset-Backed Securities Risk

       Interest Rate Risk

      Investment Grade Securities Risk

      Mortgage-Backed Securities Risk

o   Derivatives Risk

o   Leveraging Risk

o   Portfolio Turnover Risk

o   Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

  5.4%    10.3%    -4.6%    13.1%    3.5%    7.0%    7.5%    -0.23%    8.99%
-------------------------------------------------------------------------------
  1992    1993     1994     1995    1996     1997    1998     1999     2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 4.23% (1998 3rd Quarter)            (0.79)% (1999 2nd Quarter)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
 EQ/Alliance Intermediate
   Government Securities
   Portfolio - Class IB Shares      8.99%       5.28%          6.30%
-------------------------------------------------------------------------------
 Lehman Intermediate
   Government Bonds**              10.47%       6.19%          7.14%
-------------------------------------------------------------------------------



* For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance compa-




EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 65
nies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance has been associated with Alliance for the past five years. Mr. Feingold is a Senior Vice President of Alliance and has been associated with Alliance and its predecessor, Sanford C. Benstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.


66 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

       (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

       (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
           (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.


The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS


Performance may be affected by one or more of the following risks, which are described in detail on page 78.


o   Money Market Risk

o   Asset-Backed Securities Risk

o   Leveraging Risk

o   Foreign Securities Risk

o   Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 67

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

5.9%    3.3%    2.7%    3.8%    5.5%    5.1%    5.2%    5.1%    4.71%    5.99%
-------------------------------------------------------------------------------
1991    1992    1993    1994    1995    1996    1997    1998    1999     2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)              Worst quarter (% and time period)
 1.52% (2000 3rd Quarter)                       .44% (2000 1st Quarter)
-------------------------------------------------------------------------------
 The Portfolio's 7-day yield for the quarter ended December 31, 2000 was 5.21%.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 EQ/Alliance Money Market
   Portfolio - Class IB Shares     5.99%        5.20%          4.72%
-------------------------------------------------------------------------------
 3-Month Treasury Bill             5.95%        5.25%          4.86%
-------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 12, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.



68 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/ALLIANCE QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.


The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.


In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).


The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.


The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.


The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.


When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Fixed Income Risk

       Interest Rate Risk

       Investment Grade Securities Risk

       Mortgage-Backed Securities Risk

o   Portfolio Turnover Risk

o   Zero Coupon and Pay-in-Kind Securities Risk

o   Derivatives Risk

o   Convertible Securities Risk

o   Foreign Securities Risk

o   Securities Lending Risk

o   Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.



The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 69

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

     -5.4%     16.8%     5.1%     8.9%     8.4%     -2.25%     11.28%
-------------------------------------------------------------------------------
     1994      1995     1996     1997     1998       1999      2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 4.33% (2000 4th Quarter)            (1.66)% (1999 2nd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
-------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
   Portfolio - Class IB Shares     11.28%       6.12%          5.55%
-------------------------------------------------------------------------------
 Lehman Aggregate Bonds**          11.63%       6.46%          6.45%
-------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.



70 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/J.P. MORGAN CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.
THE INVESTMENT STRATEGY

This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of similar quality. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.


Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS


The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Fixed Income Risk

      Interest Rate Risk

      Investment Grade Securities Risk

      Mortgage-backed Securities Risk

o   Liquidity Risk

o   Portfolio Turnover Risk

o   Derivatives Risk

o   Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio commenced operations on January 1, 1998.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               9.02%          -1.64%          11.55%
-------------------------------------------------------------------------------
               1998            1999            2000
-------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 4.72% (1998 3rd Quarter)            (1.62)% (1999 2nd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                        SINCE
                                         ONE YEAR     INCEPTION
-------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond Portfolio        11.55%        6.15%
-------------------------------------------------------------------------------
 Salomon Brothers Broad Investment
 Grade Bond Index*                         11.59%        6.36%
-------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

J.P. MORGAN INVESTMENT MANAGEMENT INC.
("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 71

J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and JAY GLADIEUX, a Vice President of J.P. Morgan, and a fixed income portfolio manager, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Gladieux spent 15 years at Morgan Stanley & Co., primarily in the fixed income division.



72 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

BALANCED/HYBRID PORTFOLIOS

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Asset Allocation Risk

o   Fixed Income Risk

       Interest Rate Risk

       Junk Bond Risk

o   Leveraging Risk

o   Small-Cap and Mid-Cap Company Risk

o   Liquidity Risk

o   Convertible Securities Risk

o   Derivatives Risk

o   Foreign Securities Risk

o   Portfolio Turnover Risk

o   Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 48.7%   4.7%   15.0%   -3.4%   26.1%   12.4%   16.6%   18.8%   26.27%   -6.94
-------------------------------------------------------------------------------
 1991   1992    1993     1994   1995    1996    1997    1998    1999     2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)           Worst quarter (% and time period)
 18.09% (1998 4th Quarter)                  (9.8)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 EQ/Alliance Growth Investors
   Portfolio - Class IB Shares     (6.94)%         12.79%         14.81%
-------------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.**, ***       (2.99)%         14.87%         14.74%
-------------------------------------------------------------------------------
 S&P 500 Index**                   (9.10)%         18.33%         17.44%
-------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 73

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.



74 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY

The Portfolio employs multiple Advisers, each of whom are responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.


The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.


The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.


The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).


The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.


The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

THE PRINCIPAL RISKS


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 78.


o   Multiple-Adviser Risk

o   Asset Allocation Risk

o   Derivatives Risk

o   Foreign Securities Risk

o   Liquidity Risk

o   Fixed Income Risk

       Interest Rate Risk

       Investment Grade Securities Risk

o   Leveraging Risk

o   Portfolio Turnover Risk

o   Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/ Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/EQ/Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer,



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 75
the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 41.0%   -3.1%   12.0%   -8.3%   19.5%   11.4%   14.8%   17.8%   17.50%   1.58%
-------------------------------------------------------------------------------
1991     1992    1993    1994    1995    1996    1997    1998     1999     2000
-------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 13.76% (1998 4th Quarter)                    (7.77)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                     ONE YEAR      FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 EQ/Balanced Portfolio - Class
   IB Shares                      (1.58)%         11.47%         11.19%
-------------------------------------------------------------------------------
 50% S&P 500/50% Lehman
   Aggregate**,***                 1.27%         12.40%         12.70%
-------------------------------------------------------------------------------
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.**            1.17%         12.48%         12.87%
-------------------------------------------------------------------------------
 S&P 500 Index**                  (9.10)%         18.33%         17.44%
-------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates, LLC have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


The portfolio managers responsible for that portion of the Portfolio's total assets allocated to Alliance are as follows:


TYLER J. SMITH and ALISON MARTIER, are the persons responsible for the day-to-day management of the Alliance portion of the Portfolio. Mr. Smith is a Senior Vice President of Alliance and has been associated with Alliance since 1970. Ms. Martier is a Senior Vice President of Alliance and has been associated with Alliance since prior to 1995.

CAPITAL GUARDIAN TRUST COMPANY. ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 Capital Guardian was added as an Adviser to the Portfolio as of May 1, 2000. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 .


Capital Guardian uses a multiple portfolio manager system under which assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.


The individual portfolio managers of each segment of the Portfolio's total assets allocated to Capital Guardian, other than that managed by the group of research analysts, are as follows:


MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.


DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.



76 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

ALAN J. WILSON. Alan J. Wilson is a Vice President of Capital International Research, Inc., a portfolio manager for Capital Guardian and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

KAREN MILLER. Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. and is a portfolio manager of U.S. Equity, U.S. Value Equity and U.S. Small Capitalization portfolios. She joined the Capital Guardian organization in 1990.

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987.

JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to PIFM and Jennison are as follows:

MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.

PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 77

3.  More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

          ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

          CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

          Credit risk is particularly significant for certain Portfolios, such as the EQ/Janus Large Cap Growth Portfolio, the EQ/Alliance Growth Investors Portfolio and the EQ/Alliance High Yield Portfolio, that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P



78 MORE INFORMATION ON PRINCIPAL RISKs                       EQ Advisors Trust
          or an equivalent rating by any other nationally recognized securities ratings organizations ("NRSRO") or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the EQ/Janus Large Cap Growth Portfolio, the EQ/Alliance Growth Investors Portfolio and the EQ/Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

          INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

          MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

          INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

          JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

          CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

          EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

          GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.



EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  79

          POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

          REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

          TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

FOCUSED PORTFOLIO RISK: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.


FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.


GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Equity 500 Index, EQ/Small Company Index and EQ/International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. The EQ/Small Company Index and EQ/International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is



80 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust
appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

NON-DIVERSIFICATION RISK: The EQ/Lazard Small Cap Value Portfolio and the EQ/Morgan Stanley Emerging Markets Equity Portfolio are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.


SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/Alliance High Yield and EQ/ Alliance Intermediate Government Securities Portfolios may make secured loans of their portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.



EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  81

4. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


-------------------------------------------------------------------------------
 INDEX PORTFOLIOS
-------------------------------------------------------------------------------
 EQ/Equity 500 Index               0.250%
-------------------------------------------------------------------------------
 EQ/International Equity Index     0.350%
-------------------------------------------------------------------------------
 EQ/Small Company Index            0.250%
-------------------------------------------------------------------------------



82 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


----------------------------------------------------------------------------------------------------------------------
                                                       FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIOS                                  $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
----------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield                                0.600%         0.575%        0.550%        0.530%        0.520%
EQ/Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%        0.420%
EQ/Alliance Money Market                              0.350%         0.325%        0.300%        0.280%        0.270%
EQ/Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%        0.445%
EQ/J.P. Morgan Core Bond                              0.450%         0.425%        0.400%        0.380%        0.370%


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



----------------------------------------------------------------------------------------------------------------------
                                                 FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                           $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                           0.650%       0.600%       0.575%       0.550%       0.525%
EQ/AXP Strategy Aggressive                      0.700%       0.650%       0.625%       0.600%       0.575%
EQ/Janus Large Cap Growth                       0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Fl Mid Cap                                   0.700%       0.650%       0.625%       0.600%       0.575%
EQ/Aggressive Stock                             0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                                     0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance Common Stock                        0.550%       0.500%       0.475%       0.450%       0.425%
EQ/Alliance Global                              0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Alliance Growth and Income                   0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance Growth Investors                    0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance International                       0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Alliance Small Cap Growth                    0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Calvert Socially Responsible                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Capital Guardian International               0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Capital Guardian Research                    0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Capital Guardian U.S. Equity                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Alliance Premier Growth                      0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Alliance Technology                          0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Evergreen Omega                              0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Fl Small/Mid Cap Value                       0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Putnam Growth & Income Value                 0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Putnam International Equity                  0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Putnam Investors Growth                      0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Bernstein Diversified Value                  0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Lazard Small Cap Value                       0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Mercury Basic Value Equity                   0.600%       0.550%       0.525%       0.500%       0.475%
EQ/MFS Emerging Growth Companies                0.650%       0.600%       0.575%       0.550%       0.525%
EQ/MFS Investors Trust                          0.600%       0.550%       0.525%       0.500%       0.475%
EQ/MFS Research                                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Morgan Stanley Emerging Markets Equity       1.150%       1.100%       1.075%       1.050%       1.025%
----------------------------------------------------------------------------------------------------------------------



For one Portfolio (i.e., EQ/Putnam Growth & Income Value Portfolio) the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.


EQ Advisors Trust                                  MANAGEMENT OF THE TRUST  83

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000



--------------------------------------------------------------------------------
                                     ANNUAL         RATE OF
                                      RATE           FEES
 PORTFOLIOS                         RECEIVED        WAIVED
--------------------------------------------------------------------------------
 EQ/Aggressive Stock                 0.58%          0.00%
 EQ/Balanced                         0.52%          0.00%
 EQ/Alliance Common Stock            0.42%          0.00%
 EQ/Alliance Global                  0.69%          0.00%
 EQ/Alliance Growth & Income         0.56%          0.00%
 EQ/Alliance Growth Investors        0.54%          0.00%
 EQ/Alliance High Yield              0.60%          0.00%
 EQ/Alliance Intermediate            0.50%          0.00%
   Government Securities
 EQ/Alliance International           0.87%          0.00%
 EQ/Alliance Money Market            0.34%          0.00%
 EQ/Alliance Premier Growth          0.89%          0.04%
 EQ/Alliance Quality Bond            0.53%          0.00%
 EQ/Alliance Small Cap Growth        0.78%          0.00%
 EQ/Alliance Technology              0.90%          0.06%
 EQ/AXP New Dimensions               0.65%          1.18%
 EQ/AXP Strategy Aggressive          0.70%          0.52%
 EQ/Equity 500 Index                 0.26%          0.00%
 EQ/International Equity Index       0.35%          0.03%
 EQ/Small Company Index              0.25%          0.18%
 EQ/Calvert Socially Responsible     0.65%          1.32%
 EQ/Capital Guardian                 0.83%          0.08%
   International
 EQ/Capital Guardian Research        0.65%          0.11%
 EQ/Capital Guardian U.S. Equity     0.65%          0.06%
 EQ/Evergreen Omega                  0.68%          0.78%
 EQ/Fl Mid Cap                       0.71%          0.23%
 EQ/Fl Small/Mid Cap Value           0.69%          0.04%
 EQ/Janus Large Cap Growth           0.90%          0.22%
 EQ/J.P. Morgan Core Bond            0.45%          0.01%
 EQ/Bernstein Diversified Value      0.55%          0.00%
 EQ/Lazard Small Cap Value           0.76%          0.03%
 EQ/Mercury Basic Value Equity       0.59%          0.01%
 EQ/MFS Emerging Growth              0.60%          0.00%
   Companies
 EQ/MFS Investors Trust              0.58%          0.03%
 EQ/MFS Research                     0.62%          0.02%
 EQ/Morgan Stanley Emerging          1.15%          0.14%
   Markets Equity
 EQ/Putnam Growth & Income           0.55%          0.00%
   Value
 EQ/Putnam International Equity      0.80%          0.04%
 EQ/Putnam Investors Growth          0.62%          0.02%



EXPENSE LIMITATION AGREEMENT


In the interest of limiting until April 30, 2002 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as sole Investment Adviser, other than EQ/Alliance Premier Growth Portfolio and EQ/Alliance Technology Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:



EXPENSE LIMITATION PROVISIONS





--------------------------------------------------------------------------------
                                            TOTAL EXPENSES LIM-
                                          ITED TO (% OF DAILY
 PORTFOLIOS                                   NET ASSETS)
--------------------------------------------------------------------------------
 EQ/International Equity Index                    0.85%
 EQ/Small Company Index                           0.60%
 EQ/AXP New Dimensions                            0.70%
 EQ/AXP Strategy Aggressive                       0.75%
 EQ/Bernstein Diversified Value                   0.70%
 EQ/Janus Large Cap Growth                        0.90%
 EQ/FI Mid Cap                                    0.75%
 EQ/FI Small/Mid Cap Value                        0.85%
 EQ/Calvert Socially Responsible                  0.80%
 EQ/Capital Guardian International                0.95%
 EQ/Capital Guardian Research                     0.70%
 EQ/Capital Guardian U.S. Equity                  0.70%
 EQ/Alliance Technology                           0.90%
 EQ/Alliance Premier Growth                       0.90%
 EQ/Balanced                                      0.65%
 EQ/Evergreen Omega                               0.70%
 EQ/Putnam Growth & Income Value                  0.70%
 EQ/Putnam International Equity                   1.00%
 EQ/Putnam Investors Growth                       0.70%
 EQ/J.P. Morgan Core Bond                         0.55%
 EQ/Lazard Small Cap Value                        0.85%
 EQ/Mercury Basic Value Equity                    0.70%
 EQ/MFS Investors Trust                           0.70%
 EQ/MFS Research                                  0.70%
 EQ/Morgan Stanley Emerging Markets               1.55%
   Equity
--------------------------------------------------------------------------------




84 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.



The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISERS

Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.


The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.


THE ADMINISTRATOR

Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust.


BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an



EQ Advisors Trust                                  MANAGEMENT OF THE TRUST  85

Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.



86 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

5. Fund distribution arrangements
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become a successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor for the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter EDI in each prospectus should be replaced with EDI LLC.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.



EQ Advisors Trust                           FUND DISTRIBUTION ARRANGEMENTS  87

6. Purchase and redemption
--------------------------------------------------------------------------------

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.



88 PURCHASE AND REDEMPTION                                   EQ Advisors Trust

7. How assets are valued
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. All securities held in the EQ/Alliance Money Market Portfolio are valued at amortized cost.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.



EQ Advisors Trust                                    HOW ASSETS ARE VALUED  89

8.  Tax information
--------------------------------------------------------------------------------

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.



90 TAX INFORMATION                                           EQ Advisors Trust

9. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance (other than the EQ/Alliance Premier Growth Portfolio) financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.



EQ/AGGRESSIVE STOCK PORTFOLIO(D)(E):



                                                                             CLASS IA
                                           -----------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------
                                                  2000            1999           1998           1997           1996
                                           ----------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....    $   38.01        $   34.15      $   36.22      $   35.85      $   35.68
                                              ---------        ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ............         0.12             0.12           0.09           0.04           0.09
 Net realized and unrealized gain
  (loss) on investments ..................        (5.00)            6.22           (0.28)         3.71           7.52
                                              ---------        ---------      ----------     ---------      ---------
 Total from investment operations ........        (4.88)            6.34           (0.19)         3.75           7.61
                                              ---------        ---------      ----------     ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .................................        (0.13)            (0.12)         (0.16)         (0.05)         (0.09)
 Dividends in excess of net
  investment income ......................            -                 -              -              -              -
 Distributions from realized gains .......        (2.39)            (2.36)         (1.72)         (3.33)         (7.33)
 Distributions in excess of realized
  gains ..................................            -                 -              -              -          (0.02)
                                              ---------        ----------     ----------     ----------     ----------
 Total dividends and distributions .......        (2.52)            (2.48)         (1.88)         (3.38)         (7.44)
                                              ---------        ----------     ----------     ----------     ----------
Net asset value, end of period ...........    $   30.61        $   38.01      $   34.15      $   36.22      $   35.85
                                              =========        ==========     ==========     ==========     ==========
Total return .............................       (13.13)%           18.84%          0.29%         10.94%         22.20%
                                              =========        ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $3,285,884       $4,368,877     $4,346,907     $4,589,771     $3,865,256
Ratio of expenses to average net
  assets .................................         0.65%(c)          0.56%          0.56%          0.54%          0.48%
Ratio of net investment income (loss)
  to average net assets ..................         0.35%(c)          0.33%          0.24%          0.11%          0.24%
Portfolio turnover rate ..................          151%               87%           105%           123%           108%



                                                                            CLASS IB
                                           --------------------------------------------------------------------------
                                                                                                       OCTOBER 2,
                                                           YEAR ENDED DECEMBER 31,                      1996* TO
                                           -------------------------------------------------------    DECEMBER 31,
                                                  2000           1999         1998         1997           1996
                                           ----------------- ------------ ------------ ----------- ------------------
Net asset value, beginning of period .....    $    37.83       $ 34.01      $ 36.13      $ 35.83      $    37.28
                                              ----------       -------      -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ............          0.06          0.03         0.01        (0.11)          (0.01)
 Net realized and unrealized gain
  (loss) on investments ..................         (4.99)         6.20         (0.29)       3.77            0.85
                                              ----------       -------      --------     -------      ----------
 Total from investment operations ........         (4.93)         6.23         (0.28)       3.66            0.84
                                              ----------       -------      --------     -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .................................         (0.05)         (0.05)       (0.12)      (0.03)              -
 Dividends in excess of net
  investment income ......................             -              -            -           -           (0.02)
 Distributions from realized gains .......         (2.39)         (2.36)       (1.72)      (3.33)          (0.23)
 Distributions in excess of realized
  gains ..................................             -              -            -           -           (2.04)
                                              ----------       --------     --------     -------      ----------
 Total dividends and distributions .......         (2.44)         (2.41)       (1.84)      (3.36)          (2.29)
                                              ----------       --------     --------     -------      ----------
Net asset value, end of period ...........    $    30.46       $ 37.83      $ 34.01      $ 36.13      $    35.83
                                              ==========       ========     ========     =======      ==========
Total return .............................        (13.35)%        18.55%        0.05%      10.66%           2.32%(b)
                                              ==========       ========     ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $  267,858       $233,265     $153,782     $73,486      $      613
Ratio of expenses to average net
  assets .................................          0.90%(c)       0.81%        0.82%       0.81%           0.73%(a)
Ratio of net investment income (loss)
  to average net assets ..................          0.10%(c)       0.07%        0.02%      (0.28)%         (0.10)%(a)
Portfolio turnover rate ..................           151%            87%         105%        123%            108%



EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  91

EQ/ALLIANCE COMMON STOCK PORTFOLIO

(FKA ALLIANCE COMMON STOCK PORTFOLIO) (D)(E):



                                                                          CLASS IA
                                       ------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------
                                             2000             1999            1998           1997           1996
                                       ---------------- --------------- --------------- -------------- --------------
Net asset value, beginning of
  period .............................    $    26.17      $    24.35      $    21.61      $   18.23      $   16.48
                                          ----------      ----------      ----------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............          0.15            0.17            0.18           0.14           0.15
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................         (3.82)           5.84            5.99           5.12           3.73
                                          ----------      ----------      ----------      ---------      ---------
 Total from investment
  operations .........................         (3.67)           6.01            6.17           5.26           3.88
                                          ----------      ----------      ----------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................         (0.15)           (0.16)          (0.15)         (0.11)         (0.15)
 Dividends in excess of net
  investment income ..................             -                -               -              -              -
 Distributions from realized
  gains ..............................         (4.37)           (4.03)          (3.28)         (1.77)         (1.76)
 Distributions in excess of
  realized gains .....................             -                -               -              -          (0.22)
                                          ----------      -----------     -----------     ----------     ----------
 Total dividends and
  distributions ......................         (4.52)           (4.19)          (3.43)         (1.88)         (2.13)
                                          ----------      -----------     -----------     ----------     ----------
Net asset value, end of period .......    $    17.98      $    26.17      $    24.35      $   21.61      $   18.23
                                          ==========      ===========     ===========     ==========     ==========
Total return .........................        (14.03)%          25.19%          29.39%         29.40%         24.28%
                                          ==========      ===========     ===========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $11,797,888     $14,951,495     $12,061,977     $9,331,994     $6,625,390
Ratio of expenses to average net
  assets .............................          0.47%            0.38%           0.39%          0.39%          0.38%
Ratio of net investment income
  to average net assets ..............          0.61%            0.65%           0.75%          0.69%          0.85%
Portfolio turnover rate ..............            43%              57%             46%            52%            55%



                                                                       CLASS IB
                                       -------------------------------------------------------------------------
                                                                                                   OCTOBER 2,*
                                                       YEAR ENDED DECEMBER 31,                       1996 TO
                                       --------------------------------------------------------   DECEMBER 31,
                                             2000           1999          1998         1997           1996
                                       --------------- -------------- ------------ ------------ ----------------
Net asset value, beginning of
  period .............................    $   26.05      $   24.30      $ 21.58      $ 18.22       $   17.90
                                          ---------      ---------      -------      -------       ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............         0.08           0.10         0.10         0.10            0.02
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................        (3.78)          5.82         6.00         5.11            1.52
                                          ---------      ---------      -------      -------       ---------
 Total from investment
  operations .........................        (3.70)          5.92         6.10         5.21            1.54
                                          ---------      ---------      -------      -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................        (0.10)          (0.14)       (0.10)       (0.08)             -
 Dividends in excess of net
  investment income ..................            -               -            -            -          (0.03)
 Distributions from realized
  gains ..............................        (4.37)          (4.03)       (3.28)       (1.77)         (0.16)
 Distributions in excess of
  realized gains .....................            -               -            -            -          (1.03)
                                          ---------      ----------     --------     --------      ---------
 Total dividends and
  distributions ......................        (4.47)          (4.17)       (3.38)       (1.85)         (1.22)
                                          ---------      ----------     --------     --------      ---------
Net asset value, end of period .......    $   17.88      $   26.05      $ 24.30      $ 21.58       $   18.22
                                          =========      ==========     ========     ========      =========
Total return .........................       (14.25)%         24.88%       29.06%       29.07%          8.49%(b)
                                          =========      ==========     ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $1,918,284     $1,642,066     $834,144     $228,780      $   1,244
Ratio of expenses to average net
  assets .............................         0.72%           0.63%        0.64%        0.64%          0.63%(a)
Ratio of net investment income
  to average net assets ..............         0.35%           0.39%        0.44%        0.46%          0.61%(a)
Portfolio turnover rate ..............           43%             57%          46%          52%            55%



92 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/ALLIANCE GLOBAL PORTFOLIO

(FKA ALLIANCE GLOBAL PORTFOLIO)(D)(E):



                                                                    CLASS IA
                                  -----------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------
                                          2000             1999           1998           1997          1996
                                  ------------------- -------------- -------------- -------------- ------------
Net asset value, beginning of
  period ........................    $     25.16        $   19.46      $   17.29      $   16.92      $ 15.74
                                     -----------        ---------      ---------      ---------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)            0.10           0.14           0.17         0.21
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (4.44)            7.25           3.56           1.75         2.05
                                     -----------        ---------      ---------      ---------      -------
 Total from investment
  operations ....................          (4.45)            7.35           3.70           1.92         2.26
                                     -----------        ---------      ---------      ---------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.04)            (0.02)         (0.22)         (0.36)       (0.21)
 Dividends in excess of net
  investment income .............              -                 -              -              -        (0.08)
 Distributions from realized
  gains .........................          (2.17)            (1.63)         (1.31)         (1.19)       (0.79)
 Distributions in excess of
  realized gains ................              -                 -              -              -            -
                                     -----------        ----------     ----------     ----------     --------
 Total dividends and
  distributions .................          (2.21)            (1.65)         (1.53)         (1.55)       (1.08)
                                     -----------        ----------     ----------     ----------     --------
Net asset value, end of period ..    $     18.50        $   25.16      $   19.46      $   17.29      $ 16.92
                                     ===========        ==========     ==========     ==========     ========
Total return ....................         (18.66)%           38.53%         21.80%         11.66%       14.60%
                                     ===========        ==========     ==========     ==========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................    $ 1,528,794        $1,869,185     $1,360,220     $1,203,867    $997,041
Ratio of expenses to average
  net assets ....................           0.78%(c)          0.70%          0.71%          0.69%     0.60%
Ratio of net investment
  income to average net
  assets ........................          (0.03)%(c)         0.45%          0.72%          0.97%       1.28%
Portfolio turnover rate .........             53%               93%           105%            57%         59%



                                                                   CLASS IB
                                  ---------------------------------------------------------------------------
                                                                                               OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,                        1996 TO
                                  --------------------------------------------------------    DECEMBER 31,
                                          2000            1999         1998        1997           1996
                                  ------------------- ------------ ----------- ----------- ------------------
Net asset value, beginning of
  period ........................    $     25.05        $ 19.41      $ 17.27     $ 16.91      $    16.57
                                     -----------        -------      -------     -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)          0.03        0.08        0.12             0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (4.47)          7.24        3.56        1.76             0.81
                                     -----------        -------      -------     -------      ----------
 Total from investment
  operations ....................          (4.48)          7.27        3.64        1.88             0.83
                                     -----------        -------      -------     -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.04)              -       (0.19)      (0.33)              -
 Dividends in excess of net
  investment income .............              -               -           -           -           (0.11)
 Distributions from realized
  gains .........................          (2.17)          (1.63)      (1.31)      (1.19)          (0.10)
 Distributions in excess of
  realized gains ................              -               -           -           -           (0.28)
                                     -----------        --------     -------     -------      ----------
 Total dividends and
  distributions .................          (2.21)          (1.63)      (1.50)      (1.52)          (0.49)
                                     -----------        --------     -------     -------      ----------
Net asset value, end of period ..    $     18.36        $ 25.05      $ 19.41     $ 17.27      $    16.91
                                     ===========        ========     =======     =======      ==========
Total return ....................         (18.86)%         38.17%      21.50%      11.38%           4.98%(b)
                                     ===========        ========     =======     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................    $   198,482        $121,052     $47,982     $21,520      $      290
Ratio of expenses to average
  net assets ....................           1.03%(c)        0.95%       0.96%       0.97%           0.86% (a)
Ratio of net investment
  income to average net
  assets ........................          (0.28)%(c)       0.16%       0.41%       0.67%           0.48% (a)
Portfolio turnover rate .........             53%             93%        105%         57%             59%



EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  93

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

(FKA ALLIANCE GROWTH AND INCOME PORTFOLIO)(D)(E):



                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         2000           1999          1998         1997         1996
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $   18.24      $   16.99      $ 15.38      $ 13.01      $ 11.70
                                      ---------      ---------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............        0.17           0.06         0.06         0.15         0.24
 Net realized and unrealized
  gain (loss) on
  investments .....................        1.35           3.05         3.08         3.30         2.05
                                      ---------      ---------      -------      -------      -------
 Total from investment
  operations ......................        1.52           3.11         3.14         3.45         2.29
                                      ---------      ---------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.16)         (0.05)       (0.05)       (0.15)       (0.23)
 Distributions from realized
  gains ...........................        (1.90)         (1.81)       (1.48)       (0.93)       (0.75)
                                      ----------     ----------     --------     --------     --------
 Total dividends and
  distributions ...................        (2.06)         (1.86)       (1.53)       (1.08)       (0.98)
                                      ----------     ----------     --------     --------     --------
Net asset value, end of period ....   $   17.70      $   18.24      $ 16.99      $ 15.38      $ 13.01
                                      ==========     ==========     ========     ========     ========
Total return ......................         8.95%         18.66%       20.86%       26.90%       20.09%
                                      ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $1,418,245     $1,241,619     $877,744     $555,059     $232,080
Ratio of expenses to average
  net assets ......................         0.61%          0.57%        0.58%        0.58%        0.58%
Ratio of net investment
  income to average net
  assets ..........................         0.92%          0.33%        0.38%        0.99%        1.94%
Portfolio turnover rate ...........           57%            70%          74%          79%          88%



                                                            CLASS IB
                                    ---------------------------------------------------------
                                                                              MAY 1, 1997*
                                           YEAR ENDED DECEMBER 31,                 TO
                                    --------------------------------------    DECEMBER 31,
                                        2000         1999         1998            1997
                                    ------------ ------------ ------------ ------------------
Net asset value, beginning of
  period ..........................   $ 18.16      $ 16.95      $ 15.36        $  13.42
                                      -------      -------      -------        ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.13         0.01         0.03            0.05
 Net realized and unrealized
  gain (loss) on
  investments .....................      1.34         3.04         3.07            2.91
                                      -------      -------      -------        ---------
 Total from investment
  operations ......................      1.47         3.05         3.10            2.96
                                      -------      -------      -------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.12)       (0.03)       (0.03)         (0.09)
 Distributions from realized
  gains ...........................      (1.90)       (1.81)       (1.48)         (0.93)
                                      --------     --------     --------       ---------
 Total dividends and
  distributions ...................      (2.02)       (1.84)       (1.51)         (1.02)
                                      --------     --------     --------       ---------
Net asset value, end of period ...    $ 17.61      $ 18.16      $ 16.95        $  15.36
                                      ========     ========     ========       =========
Total return ......................       8.68%       18.37%       20.56%         22.41%(b)
                                      ========     ========     ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $464,600     $261,663     $120,558       $  32,697
Ratio of expenses to average
  net assets ......................       0.86%        0.82%        0.83%           0.83%(a)
Ratio of net investment
  income to average net
  assets ..........................       0.71%        0.06%        0.17%           0.43%(a)
Portfolio turnover rate ...........         57%          70%          74%             79%



94 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

(FKA ALLIANCE GROWTH INVESTORS PORTFOLIO)(D)(E):



                                                                        CLASS IA
                                     ------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                           2000             1999            1998           1997           1996
                                     --------------- ----------------- -------------- -------------- --------------
Net asset value, beginning of
  period ...........................    $   22.57        $  19.87        $   18.55      $   17.20      $   17.68
                                        ---------        --------        ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............         0.42            0.37             0.41           0.41           0.40
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................        (1.99)           4.83             3.03           2.43           1.66
                                        ---------        --------        ---------      ---------      ---------
 Total from investment
  operations .......................        (1.57)           5.20             3.44           2.84           2.06
                                        ---------        --------        ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................        (0.40)          (0.35)            (0.41)         (0.46)         (0.40)
 Dividends in excess of net
  investment income ................            -               -                 -              -          (0.03)
 Distributions from realized
  gains ............................        (1.43)          (2.15)            (1.71)         (1.03)         (2.10)
 Distributions in excess of
  realized gains ...................            -               -                 -              -          (0.01)
                                        ---------        --------        ----------     ----------     ----------
 Total dividends and
  distributions ....................        (1.83)          (2.50)            (2.12)         (1.49)         (2.54)
                                        ---------        --------        ----------     ----------     ----------
Net asset value, end of period .....    $   19.17        $  22.57        $   19.87      $   18.55      $   17.20
                                        =========        ========        ==========     ==========     ==========
Total return .......................        (6.71)%         26.58%            19.13%         16.87%         12.61%
                                        =========        ========        ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $2,293,353       $2,495,787      $1,963,074     $1,630,389     $1,301,643
Ratio of expenses to average net
  assets ...........................         0.60%           0.53%(d)          0.55%          0.57%          0.57%
Ratio of net investment income
  to average net assets ............         1.89%           1.71%(d)          2.10%          2.18%          2.31%
Portfolio turnover rate ............           80%             98%              102%           121%           190%



                                                                  CLASS IB
                                     -------------------------------------------------------------------
                                                                                           OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,                    1996 TO
                                     --------------------------------------------------   DECEMBER 31,
                                          2000         1999         1998        1997          1996
                                     ------------- ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ...........................    $ 22.51      $ 19.84      $ 18.52     $ 17.19      $   16.78
                                        -------      -------      -------     -------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............       0.36         0.31        0.36        0.36            0.07
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................      (1.99)        4.82        3.03        2.43            0.71
                                        -------      -------      -------     -------      ---------
 Total from investment
  operations .......................      (1.63)        5.13        3.39        2.79            0.78
                                        -------      -------      -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.35)        (0.31)      (0.36)      (0.43)         (0.02)
 Dividends in excess of net
  investment income ................          -             -           -           -          (0.09)
 Distributions from realized
  gains ............................      (1.43)        (2.15)      (1.71)      (1.03)         (0.02)
 Distributions in excess of
  realized gains ...................          -             -           -           -          (0.24)
                                        -------      --------     -------     -------      ---------
 Total dividends and
  distributions ....................      (1.78)        (2.46)      (2.07)      (1.46)         (0.37)
                                        -------      --------     -------     -------      ---------
Net asset value, end of period .....    $ 19.10      $ 22.51      $ 19.84     $ 18.52      $   17.19
                                        =======      ========     =======     =======      =========
Total return .......................      (6.94)%       26.27%      18.83%      16.58%          4.64%(b)
                                        =======      ========     =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $326,220     $202,850     $92,027     $35,730      $     472
Ratio of expenses to average net
  assets ...........................       0.85%         0.78%       0.80%       0.82%          0.84%(a)
Ratio of net investment income
  to average net assets ............       1.64%         1.44%       1.85%       1.88%          1.69%(a)
Portfolio turnover rate ............         80%           98%        102%        121%           190%



EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  95

EQ/ALLIANCE HIGH YIELD PORTFOLIO

(FKA ALLIANCE HIGH YIELD PORTFOLIO)(D)(E):




                                                                   CLASS IA
                                       -----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------
                                           2000         1999          1998         1997         1996
                                       ------------ ------------ ------------- ------------ ------------
Net asset value, beginning of
  period .............................   $  7.43      $  8.71       $ 10.41      $ 10.02      $  9.64
                                         -------      -------       -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............      0.76         0.90          1.07         1.04         1.02
 Net realized and unrealized gain
  (loss) on investments ..............     (1.40)       (1.19)        (1.56)        0.75         1.07
                                         -------      -------       -------      -------      -------
 Total from investment
  operations .........................     (0.64)       (0.29)        (0.49)        1.79         2.09
                                         -------      -------       -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................     (0.79)       (0.96)        (1.03)        (0.97)       (0.98)
 Dividends in excess of net
  investment
  income .............................         -            -             -             -        (0.03)
 Distributions from realized gains             -        (0.01)        (0.18)        (0.43)       (0.70)
 Distributions in excess
  of realized gains ..................         -            -             -             -            -
 Return of capital distributions .....         -        (0.02)
                                         -------      -------
 Total dividends and distributions         (0.79)       (0.99)        (1.21)        (1.40)       (1.71)
                                         -------      -------       -------      --------     --------
Net asset value, end of period .......   $  6.00      $  7.43       $  8.71      $ 10.41      $ 10.02
                                         =======      =======       =======      ========     ========
Total return .........................     (8.65)%      (3.35)%       (5.15)%       18.48%       22.89%
                                         =======      =======       =======      ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....   $263,012     $336,292      $405,308     $355,473     $199,360
Ratio of expenses to average net
  assets .............................      0.67%        0.63%         0.63%         0.62%        0.59%
Ratio of net investment income to
  average net assets .................     10.54%       10.53%        10.67%         9.82%        9.93%
Portfolio turnover rate ..............        87%         178%          181%          390%         485%



                                                                      CLASS IB
                                       ----------------------------------------------------------------------
                                                                                               OCTOBER 2,*
                                                     YEAR ENDED DECEMBER 31,                     1996 TO
                                       ---------------------------------------------------    DECEMBER 31,
                                           2000         1999          1998         1997           1996
                                       ------------ ------------ ------------- ----------- ------------------
Net asset value, beginning of
  period .............................   $  7.40      $  8.69       $ 10.39      $ 10.01      $    10.25
                                         -------      -------       -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............      0.74         0.87          1.04        1.05             0.19
 Net realized and unrealized gain
  (loss) on investments ..............     (1.40)       (1.18)        (1.56)       0.71             0.15
                                         -------      -------       -------      -------      ----------
 Total from investment
  operations .........................     (0.66)       (0.31)        (0.52)       1.76             0.34
                                         -------      -------       -------      -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................     (0.77)       (0.95)        (1.00)       (0.95)          (0.03)
 Dividends in excess of net
  investment
  income .............................         -            -             -            -           (0.25)
 Distributions from realized gains             -        (0.01)        (0.18)       (0.43)          (0.01)
 Distributions in excess
  of realized gains ..................         -            -             -            -           (0.29)
 Return of capital distributions .....         -        (0.02)
                                         -------      -------
 Total dividends and distributions         (0.77)       (0.98)        (1.18)       (1.38)          (0.58)
                                         -------      -------       -------      -------      ----------
Net asset value, end of period .......   $  5.97      $  7.40       $  8.69      $ 10.39      $    10.01
                                         =======      =======       =======      =======      ==========
Total return .........................     (8.90)%      (3.58)%       (5.38)%      18.19%           3.32%(b)
                                         =======      =======       =======      =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....   $230,916     $230,290      $207,042     $66,338      $      685
Ratio of expenses to average net
  assets .............................      0.92%        0.88%         0.88%        0.88%           0.82%(a)
Ratio of net investment income to
  average net assets .................     10.28%       10.25%        10.60%        9.76%           8.71%(a)
Portfolio turnover rate ..............        87%         178%          181%         390%            485%




96 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

(FKA ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO)(D)(E):





                                                                   CLASS IA
                                        ---------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------
                                            2000         1999         1998         1997         1996
                                        ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of
  period ..............................   $  9.18      $  9.67      $  9.44      $  9.29      $ 9.47
                                          -------      -------      -------      -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ................      0.55         0.50         0.50         0.53        0.54
 Net realized and unrealized
  gain (loss) on investments ..........      0.30         (0.49)       0.21         0.13        (0.19)
                                          -------      --------     -------      -------      -------
 Total from investment
  operations ..........................      0.85         0.01         0.71         0.66        0.35
                                          -------      --------     -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................      (0.56)       (0.50)       (0.48)       (0.51)      (0.53)
 Tax return of capital
  distributions .......................      (0.01)           -            -            -           -
                                          --------     --------     --------     --------     -------
Total dividends and distributions......      (0.57)       (0.50)       (0.48)       (0.51)      (0.53)
                                          --------     --------     --------     --------     -------
Net asset value, end of period ........   $  9.46      $  9.18      $  9.67      $  9.44      $ 9.29
                                          ========     ========     ========     ========     =======
Total return ..........................       9.27%        0.02%        7.74%        7.29%       3.78%
                                          ========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $142,822     $156,864     $153,383     $115,114     $88,384
Ratio of expenses to average net
  assets ..............................       0.58%        0.55%        0.55%        0.55%       0.56%
Ratio of net investment income to
  average net assets ..................       5.83%        5.16%        5.21%        5.61%       5.73%
Portfolio turnover rate ...............        541%         408%         539%         285%        318%



                                                              CLASS IB
                                        -----------------------------------------------------
                                                                               MAY 1, 1997*
                                              YEAR ENDED DECEMBER 31,               TO
                                        ------------------------------------   DECEMBER 31,
                                            2000        1999         1998          1997
                                        ----------- ------------ ----------- ----------------
Net asset value, beginning of
  period ..............................   $ 9.15      $  9.66      $ 9.43       $    9.27
                                          ------      -------      ------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ................     0.52         0.47        0.47            0.32
 Net realized and unrealized
  gain (loss) on investments ..........     0.31        (0.49)       0.22            0.22
                                          ------      -------      ------       ---------
 Total from investment
  operations ..........................     0.83        (0.02)       0.69            0.54
                                          ------      -------      ------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................     (0.54)      (0.49)       (0.46)         (0.38)
 Tax return of capital
  distributions .......................     (0.01)          -            -              -
                                          -------     -------      -------      ---------
Total dividends and distributions......     (0.55)      (0.49)       (0.46)         (0.38)
                                          -------     -------      -------      ---------
Net asset value, end of period ........   $ 9.43      $  9.15      $ 9.66       $    9.43
                                          =======     =======      =======      =========
Total return ..........................      8.99%      (0.23)%       7.48%          5.83%(b)
                                          =======     =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $71,267     $45,911      $30,898      $   5,052
Ratio of expenses to average net
  assets ..............................      0.83%       0.80%        0.80%          0.81%(a)

Ratio of net investment income to
  average net assets ..................      5.55%       4.91%        4.87%          5.15%(a)
Portfolio turnover rate ...............       541%        408%         539%           285%




EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  97

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

(FKA ALLIANCE INTERNATIONAL PORTFOLIO)(D)(E):



                                                                  CLASS IA
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------
                                          2000            1999         1998          1997         1996
                                  ------------------- ------------ ------------ ------------- ------------
Net asset value, beginning of
  period ........................    $     15.03        $ 11.13      $ 10.27       $ 11.50      $ 10.87
                                     -----------        -------      -------       -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)          0.08         0.09          0.10         0.13
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (3.33)          4.07         0.97         (0.45)        0.94
                                     -----------        -------      -------       -------      -------
 Total from investment
  operations ....................          (3.34)          4.15         1.06         (0.35)        1.07
                                     -----------        -------      -------       -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.05)              -        (0.20)       (0.32)        (0.10)
 Dividends in excess of net
  investment income .............              -               -            -            -         (0.09)
 Distributions from realized
  gains .........................          (1.02)          (0.25)           -        (0.56)        (0.25)
                                     -----------        --------     --------      -------      --------
 Total dividends and
  distributions .................          (1.07)          (0.25)       (0.20)       (0.88)        (0.44)
                                     -----------        --------     --------      -------      --------
Net asset value, end of
  period ........................    $     10.62        $ 15.03      $ 11.13       $ 10.27      $ 11.50
                                     ===========        ========     ========      =======      ========
Total return ....................         (22.77)%        37.31%       10.57%        (2.98)%       9.82%
                                     ===========      ==========   ==========      =======      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's) ................    $   228,325       $268,541     $204,767       $190,611     $151,907
Ratio of expenses to average
  net assets ....................           1.16%(c)       1.08%        1.06%         1.08%         1.06%
Ratio of net investment
  income to average net
  assets ........................          (0.03)%(c)      0.70%        0.81%         0.83%         1.10%
Portfolio turnover rate .........             80%           152%          59%           59%           48%



                                                             CLASS IB
                                  --------------------------------------------------------------
                                                                                 MAY 1, 1997*
                                            YEAR ENDED DECEMBER 31,                   TO
                                  -------------------------------------------    DECEMBER 31,
                                          2000            1999        1998           1997
                                  ------------------- ----------- ----------- ------------------
Net asset value, beginning of
  period ........................    $     14.96       $ 11.11    $ 10.26        $    11.39
                                     -----------       -------    -------        ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................          (0.01)        0.04       0.05               0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........          (3.33)        4.06       0.98              (0.31)
                                     -----------       -------    -------        ----------
 Total from investment
  operations ....................          (3.34)        4.10       1.03              (0.29)
                                     -----------       -------    -------        ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............          (0.05)            -     (0.18)             (0.28)
 Dividends in excess of net
  investment income .............              -             -         -                  -
 Distributions from realized
  gains .........................          (1.02)        (0.25)        -              (0.56)
                                     -----------       -------    -------        ----------
 Total dividends and
  distributions .................          (1.07)        (0.25)    (0.18)             (0.84)
                                     -----------       -------    -------        ----------
Net asset value, end of
  period ........................    $     10.55       $ 14.96    $ 11.11        $    10.26
                                     ===========       =======    =======        ==========
Total return ....................         (22.86)%       36.90%     10.30%            (2.54)%(b)
                                     ===========      =========   =========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's) ................    $    37,171       $18,977    $7,543         $    3,286
Ratio of expenses to average
  net assets ....................           1.41%(c)      1.33%     1.31%              1.38%(a)
Ratio of net investment
  income to average net
  assets ........................          (0.28)%(c)     0.36%     0.44%              0.20%(a)
Portfolio turnover rate .........             80%          152%       59%                59%



98 FINANCIAL HIGHLIGHTS                                       EQ Advisors Trust

EQ/ALLIANCE MONEY MARKET PORTFOLIO

(FKA ALLIANCE MONEY MARKET PORTFOLIO)(D)(E):



                                                                CLASS IA
                                    ----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------
                                        2000         1999         1998         1997         1996
                                    ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $  10.28     $  10.22     $  10.18     $  10.17     $  10.16
                                      --------     --------     --------     --------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.64         0.51         0.53         0.54         0.54
 Net realized and unrealized
  gain (loss) on
  investments .....................          -            -            -            -       (0.01)
                                      --------     --------     --------     --------     --------
 Total from investment
  operations ......................      0.64         0.51         0.53         0.54         0.53
                                      --------     --------     --------     --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.59)       (0.45)       (0.49)       (0.53)       (0.52)
 Dividends in excess of net
  investment income ...............          -            -            -            -           -
                                      --------     --------     --------     --------     --------
 Total dividends and
  distributions ...................     (0.59)       (0.45)       (0.49)       (0.53)       (0.52)
                                      --------     --------     --------     --------     --------
Net asset value, end of period ....   $ 10.33      $ 10.28      $ 10.22      $ 10.18      $ 10.17
                                      ========     ========     ========     ========     ========
Total return ......................      6.24%        4.96%        5.34%        5.42%        5.33%
                                      ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $893,097     $883,988     $723,311     $449,960     $463,422
Ratio of expenses to average
  net assets ......................      0.40%        0.37%        0.37%        0.39%        0.43%
Ratio of net investment
  income to average net
  assets ..........................      6.02%        4.91%        5.13%        5.28%        5.17%



                                                                   CLASS IB
                                    -----------------------------------------------------------------------
                                                                                             OCTOBER 2,
                                                  YEAR ENDED DECEMBER 31,                     1996* TO
                                    ---------------------------------------------------     DECEMBER 31,
                                        2000         1999         1998         1997             1996
                                    ------------ ------------ ------------ ------------ -------------------
Net asset value, beginning of
  period ..........................   $  10.25     $  10.21     $  10.17     $  10.16      $    10.16
                                      --------     --------     --------     --------      -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.61          0.49         0.49         0.52            0.11
 Net realized and unrealized
  gain (loss) on
  investments .....................     (0.01)       (0.01)         0.02           -             0.01
                                      --------     --------     --------     --------      -----------
 Total from investment
  operations ......................      0.60          0.48         0.51         0.52            0.12
                                      --------     --------     --------     --------      -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.57)       (0.44)       (0.47)       (0.51)           (0.02)
 Dividends in excess of net
  investment income ...............         -            -            -            -            (0.10)
                                      --------     --------     --------     --------      -----------
 Total dividends and
  distributions ...................     (0.57)       (0.44)       (0.47)       (0.51)           (0.12)
                                      --------     --------     --------     --------      -----------
Net asset value, end of period ....   $ 10.28      $ 10.25      $ 10.21      $ 10.17       $    10.16
                                      ========     ========     ========     ========      ===========
Total return ......................       5.99%        4.71%        5.08%        5.16%           1.29%(b)
                                      ========     ========     ========     ========      ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $677,333     $559,713     $386,718     $123,675      $    3,184

Ratio of expenses to average
  net assets ......................       0.65%        0.62%        0.62%        0.63%           0.67%(a)
Ratio of net investment
  income to average net
  assets ..........................       5.78%        4.68%        4.82%        5.02%           4.94%(a)



EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  99

                    EQ/ALLIANCE PREMIER GROWTH PORTFOLIO(E)



                                                                                           CLASS IA
                                                                          -------------------------------------------
                                                                                                    MAY 1, 1999*
                                                                               YEAR ENDED                TO
                                                                           DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                          ------------------- -----------------------
Net asset value, beginning of period ....................................  $  11.87               $      10.00
                                                                           --------               ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ...........................................    (0.01)                       0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .................................................    (2.14)                       1.89
                                                                           --------               ------------
 Total from investment operations .......................................    (2.15)                       1.91
                                                                           --------               ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................................       -                        (0.01)
 Distributions from realized gains ......................................    (0.07)                      (0.03)
                                                                           --------               ------------
Total dividends and distributions .......................................    (0.07)                      (0.04)
                                                                           --------               ------------
Net asset value, end of period ..........................................  $   9.65               $      11.87
                                                                           ========               ============
Total return ............................................................  (18.15)%                      19.14%(b)
                                                                          =========               ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................... $49,284                 $     28,834
Ratio of expenses to average net assets after waivers ...................    0.90%                        0.90%(a)(c)
Ratio of expenses to average net assets before waivers ..................    0.94%                        1.12%(a)(c)
Ratio of net investment income to average net assets after waivers ......   (0.12)%                       0.45%(a)(c)
Ratio of net investment income to average net assets before waivers .....   (0.16)%                       0.23%(a)(c)
Portfolio turnover rate .................................................    127%                           29%
 Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ............................ $     -                 $       0.01



                                                                                            CLASS IB
                                                                          ---------------------------------------------
                                                                                                     MAY 1, 1999*
                                                                               YEAR ENDED                 TO
                                                                           DECEMBER 31, 2000      DECEMBER 31, 1999
                                                                          ------------------- -------------------------
Net asset value, beginning of period ....................................     $    11.86           $      10.00
                                                                              ----------           ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ...........................................          (0.03)                  0.01
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .................................................          (2.14)                  1.89
                                                                              ----------           ------------
 Total from investment operations .......................................          (2.17)                  1.90
                                                                              ----------           ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................................              -                  (0.01)
 Distributions from realized gains ......................................          (0.07)                 (0.03)
                                                                              ----------           ------------
Total dividends and distributions .......................................          (0.07)                 (0.04)
                                                                              ----------           ------------
Net asset value, end of period ..........................................     $     9.62           $      11.86
                                                                              ==========           ============
Total return ............................................................         (18.34)%                18.97%(b)
                                                                              ==========           ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................     $ 1,341,788          $    451,323
Ratio of expenses to average net assets after waivers ...................           1.15%                  1.15%(a)(c)
Ratio of expenses to average net assets before waivers ..................           1.19%                  1.37%(a)(c)
Ratio of net investment income to average net assets after waivers ......          (0.37)%                 0.20%(a)(c)
Ratio of net investment income to average net assets before waivers .....          (0.40)%                (0.02)%(a)(c)
Portfolio turnover rate .................................................            127%                    29%
 Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ............................     $        -           $       0.01



100 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE QUALITY BOND PORTFOLIO

(FKA ALLIANCE QUALITY BOND PORTFOLIO)(D)(E):



                                                                CLASS IA
                                    ----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------
                                        2000         1999         1998         1997         1996
                                    ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................    $   9.11      $   9.84   $  9.74      $  9.49      $  9.61
                                       --------      --------   -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............        0.60         0.54       0.55         0.60         0.57
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        0.44        (0.74)      0.28         0.24         (0.07)
                                       --------      --------   -------      -------      --------
 Total from investment
  operations ......................        1.04        (0.20)      0.83         0.84         0.50
                                       --------      --------   -------      -------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............       (0.60)       (0.50)      (0.53)       (0.59)       (0.60)
 Dividends in excess of net
  investment
  income ..........................           -            -           -            -        (0.02)
 Distributions from realized
  gains ...........................           -        (0.03)      (0.20)           -            -
                                       --------      --------   --------     --------     --------
 Total dividends and
  distributions ...................       (0.60)       (0.53)      (0.73)       (0.59)       (0.62)
                                       --------      --------   --------     --------     --------
Net asset value, end of period         $   9.55      $   9.11   $  9.84      $  9.74      $  9.49
                                       ========      ========   ========     ========     ========
Total return ......................       11.48%        (2.00)%    8.69%        9.14%        5.36%
                                    ===========      ========   ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $553,109      $329,895     $322,418     $203,233     $155,023
Ratio of expenses to average
  net assets ......................      0.59%         0.56%        0.57%        0.57%        0.59%
Ratio of net investment
  income to average net
  assets ..........................      6.34%         5.64%        5.48%        6.19%        6.06%
Portfolio turnover rate ...........       282%          147%         194%         374%         431%



                                                     CLASS IB
                                    -------------------------------------------
                                                                JULY 8, 1998*
                                    YEAR ENDED DECEMBER 31,          TO
                                    ------------------------    DECEMBER 31,
                                        2000        1999            1998
                                    ----------- ------------ ------------------
Net asset value, beginning of
  period ..........................  $ 9.09       $ 9.84          $ 9.90
                                     ------       ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............    0.57        0.52            0.25
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........    0.45       (0.75)           0.14
                                     ------       ------          ------
 Total from investment
  operations ......................    1.02       (0.23)           0.39
                                     ------       ------          ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............   (0.59)      (0.49)          (0.25)
 Dividends in excess of net
  investment
  income ..........................       -           -               -
 Distributions from realized
  gains ...........................       -       (0.03)          (0.20)
                                     ------       ------          ------
 Total dividends and
  distributions ...................   (0.59)      (0.52)          (0.45)
                                     ------       ------          ------
Net asset value, end of period       $ 9.52       $ 9.09          $ 9.84
                                     ======       ======          ======
Total return ......................   11.28%       (2.25)%          4.05%(b)
                                     ======       ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ......................... $9,159       $1,094         $   10
Ratio of expenses to average
  net assets ...................... 0.84%      0.81%          0.81% (a)
Ratio of net investment
  income to average net
  assets .......................... 5.98%      5.39%          5.06% (a)
Portfolio turnover rate ........... 282%       147%            194%



EQ Advisors Trust                                      FINANCIAL HIGHLIGHTS  101

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

(FKA ALLIANCE SMALL CAP GROWTH PORTFOLIO)(D)(E):



                                                                  CLASS IA
                                          --------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                          ---------------------------------------   MAY 1, 1997*
                                                                                         TO
                                                                                    DECEMBER 31,
                                              2000         1999          1998           1997
                                          ------------ ------------ ------------- ----------------
Net asset value, beginning of period ....    $  15.11     $  11.82     $ 12.35       $   10.00
                                             --------     --------     -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ...........      (0.07)       (0.05)        0.01            0.01
 Net realized and unrealized gain
  (loss) on
  investments ...........................       1.99         3.34        (0.54)           2.65
                                             --------     --------     -------       ---------
 Total from investment operations .......       1.92         3.29        (0.53)           2.66
                                             --------     --------     -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ................................          -            -            -           (0.01)
 Dividends in excess of net
  investment income .....................
 Distributions from realized gains ......      (1.97)           -            -           (0.30)
                                             --------     --------     -------       ---------
 Total dividends and distributions ......      (1.97)           -            -           (0.31)
                                             --------     --------     -------       ---------
Net asset value, end of
  period ................................    $  15.06     $  15.11     $ 11.82       $   12.35
                                             ========     ========     =======       =========
Total return ............................       14.12%       27.75%      (4.28)%         26.74%(b)
                                             ========     ========     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......   $501,596     $241,000      $198,360      $  94,676
Ratio of expenses to average net
  assets ................................       0.84%        0.95%         0.96%          0.95%(a)
Ratio of net investment income (loss)
  to average net assets .................      (0.37)%      (0.40)%        0.08%          0.10%(a)
Portfolio turnover rate .................        142%         221%           94%            96%



                                                                   CLASS IB
                                          ----------------------------------------------------------
                                                                                     MAY 1, 1997*
                                                  YEAR ENDED DECEMBER 31,                 TO
                                          ---------------------------------------    DECEMBER 31,
                                              2000         1999          1998            1997
                                          ------------ ------------ ------------- ------------------
Net asset value, beginning of period ....    $  15.03     $  11.79     $ 12.34       $    10.00
                                             --------     --------     -------       ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ...........      (0.11)       (0.08)       (0.02)           (0.01)
 Net realized and unrealized gain
  (loss) on
  investments ...........................       1.97         3.32        (0.53)            2.65
                                             --------     --------     -------       ----------
 Total from investment operations .......       1.86         3.24        (0.55)            2.64
                                             --------     --------     -------       ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ................................          -            -            -                -
 Dividends in excess of net
  investment income .....................
 Distributions from realized gains ......      (1.97)           -            -            (0.30)
                                             --------     --------     -------       ----------
 Total dividends and distributions ......      (1.97)           -            -            (0.30)
                                             --------     --------     -------       ----------
Net asset value, end of
  period ................................    $  14.92     $  15.03     $ 11.79       $    12.34
                                             ========     ========     =======       ==========
Total return ............................       13.78%      27.46%       (4.44)%          26.57%(b)
                                             ========     ========     =======       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......   $360,635     $162,331      $112,254      $   46,324
Ratio of expenses to average net
  assets ................................       1.09%        1.20%         1.20%           1.15%(a)
Ratio of net investment income (loss)
  to average net assets .................      (0.62)%      (0.65)%       (0.17)%         (0.12)%(a)
Portfolio turnover rate .................        142%         221%           94%             96%

102 FINANCIAL HIGHLIGHTS                      EQ Advisors Trust

                       EQ/ALLIANCE TECHNOLOGY PORTFOLIO:




                                                                                    CLASS IA                 CLASS IB
                                                                            ----------------------- -------------------------
                                                                                  MAY 1, 2000*             MAY 1, 2000*
                                                                                       TO                       TO
                                                                               DECEMBER 31, 2000        DECEMBER 31, 2000
                                                                            ----------------------- -------------------------
Net asset value, beginning of period ......................................     $     10.00                  $ 10.00
                                                                                -----------                  -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01                       -
  Net realized and unrealized gain (loss) on investments ..................           (3.33)                  (3.33)
                                                                                -----------                  -------
  Total from investment operations ........................................           (3.32)                  (3.33)
                                                                                -----------                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................               -                       -
  Distributions from realized gains .......................................               -                       -
                                                                                -----------                  -------
  Total dividends and distributions .......................................               -                       -
                                                                                -----------                  -------
Net asset value, end of period ............................................     $      6.68                  $  6.67
                                                                                ===========                  =======
Total return ..............................................................          (33.20)%(b)           (33.30)%(b)
                                                                                ===========                =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................     $    22,880                $ 275,140
Ratio of expenses to average net assets after waivers .....................            0.90%(a)(c)              1.15%(a)(c)
Ratio of expenses to average net assets before waivers ....................            0.96%(a)(c)              1.21%(a)(c)
Ratio of net investment income to (loss) average net assets after waivers .            0.25%(a)(c)             (0.00)%(a)(c)
Ratio of net investment income to (loss) average net assets before waivers             0.18%(a)(c)             (0.07)%(a)(c)
Portfolio turnover rate ...................................................              49%                      49%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................     $         -                 $      -



EQ Advisors Trust                    FINANCIAL HIGHLIGHTS  103

EQ/AXP NEW DIMENSIONS PORTFOLIO:


                                                                                    CLASS IB
                                                                              -------------------
                                                                               SEPTEMBER 1, 2000*
                                                                                       TO
                                                                               DECEMBER 31, 2000
                                                                              -------------------
Net asset value, beginning of period ......................................      $    10.00
                                                                                 ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01
  Net realized and unrealized gain (loss) on investments ..................           (1.69)
                                                                                 ----------
  Total from investment operations ........................................           (1.68)
                                                                                 ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................           (0.01)
  Distributions from realized gains .......................................               -
                                                                                 ----------
  Total dividends and distributions .......................................           (0.01)
                                                                                 ----------
Net asset value, end of period ............................................      $     8.31
                                                                                 ==========
Total return ..............................................................          (16.78)%(b)
                                                                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................      $    6,899
Ratio of expenses to average net assets after waivers .....................            0.95%(a)
Ratio of expenses to average net assets before waivers ....................            2.13%(a)
Ratio of net investment income (loss) to average net assets after waivers .            0.55%(a)
Ratio of net investment income (loss) to average net assets before waivers            (0.63)%(a)
Portfolio turnover rate ...................................................               3%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income .............................      $     0.02



104 FINANCIAL HIGHLIGHTS                      EQ Advisors Trust

                     EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO:


                                                                                    CLASS IB
                                                                              -------------------
                                                                               SEPTEMBER 1, 2000*
                                                                                       TO
                                                                               DECEMBER 31, 2000
                                                                              -------------------
Net asset value, beginning of period ......................................      $    10.00
                                                                                 ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01
  Net realized and unrealized gain (loss) on investments ..................           (3.79)
                                                                                 ----------
  Total from investment operations ........................................           (3.78)
                                                                                 ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................           (0.01)
  Distributions from realized gains .......................................               -
                                                                                 ----------
  Total dividends and distributions .......................................           (0.01)
                                                                                 ----------
Net asset value, end of period ............................................      $     6.21
                                                                                 ==========
Total return ..............................................................          (37.61)%(b)
                                                                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................      $   15,160
Ratio of expenses to average net assets after waivers .....................            1.00%(a)
Ratio of expenses to average net assets before waivers ....................            1.52%(a)
Ratio of net investment income (loss) to average net assets after waivers .            0.49%(a)
Ratio of net investment income (loss) to average net assets before waivers            (0.03)%(a)
Portfolio turnover rate ...................................................              58%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................      $     0.01



EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  105

                         EQ/BALANCED PORTFOLIO(D)(E):



                                                                     CLASS IA
                                    ---------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------
                                          2000           1999           1998           1997           1996
                                    --------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  period ..........................    $   19.18      $   18.51      $   17.58      $   16.64      $   16.76
                                       ---------      ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.60           0.52           0.56           0.58           0.53
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ....................        (0.92)          2.69           2.54           1.86           1.31
                                       ---------      ---------      ---------      ---------      ---------
 Total from investment
  operations ......................        (0.32)          3.21           3.10           2.44           1.84
                                       ---------      ---------      ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.62)          (0.56)         (0.50)         (0.59)         (0.53)
 Distributions from realized
  gains ...........................        (3.04)          (1.98)         (1.67)         (0.91)         (1.40)
 Distributions in excess of
  realized gains ..................            -               -              -              -          (0.03)
                                       ---------      ----------     ----------     ----------     ----------
 Total dividends and
  distributions ...................        (3.66)          (2.54)         (2.17)         (1.50)         (1.96)
                                       ---------      ----------     ----------     ----------     ----------
Net asset value, end of period         $   15.20      $   19.18      $   18.51      $   17.58      $   16.64
                                       =========      ==========     ==========     ==========     ==========
Total return ......................        (1.32)%         17.79%         18.11%         15.06%         11.68%
                                       =========      ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
  (000's) .........................    $1,914,143     $2,126,313     $1,936,429     $1,724,089     $1,637,856
Ratio of expenses to average
  net assets ......................         0.59%           0.44%          0.45%          0.45%          0.41%
Ratio of net investment
  income to average net
  assets ..........................         3.17%           2.68%          3.00%          3.30%          3.15%
Portfolio turnover rate ...........          183%            107%            95%           146%           177%



                                                      CLASS IB
                                    ---------------------------------------------
                                           YEAR ENDED            JULY 8, 1998*
                                          DECEMBER 31,                 TO
                                    -------------------------     DECEMBER 31,
                                        2000         1999             1998
                                    ------------ ------------ -------------------
Net asset value, beginning of
  period ..........................  $   19.15    $  18.51         $  19.48
                                     ---------    --------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.55        0.47            0.24
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ....................      (0.93)       2.69            0.66
                                     ---------    --------         --------
 Total from investment
  operations ......................      (0.38)       3.16            0.90
                                     ---------    --------         --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.59)       (0.54)         (0.20)
 Distributions from realized
  gains ...........................      (3.04)       (1.98)         (1.67)
 Distributions in excess of
  realized gains ..................          -            -             -
                                     ---------    ---------        --------
 Total dividends and
  distributions ...................      (3.63)       (2.52)         (1.87)
                                     ---------    ---------        --------
Net asset value, end of period       $   15.14    $  19.15         $  18.51
                                     =========    =========        ========
Total return ......................      (1.58)%     17.50%            4.92%(b)
                                     =========    =========        ========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
  (000's) .........................  $  41,282    $ 10,701       $    10
Ratio of expenses to average
  net assets ......................       0.84%       0.69%         0.70%(a)
Ratio of net investment
  income to average net
  assets ..........................       2.92%       2.43%          2.65%(a)
Portfolio turnover rate ...........        183%        107%            95%

106 FINANCIAL HIGHLIGHTS                      EQ Advisors Trust

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (FKA LAZARD LARGE CAP VALUE
                                 PORTFOLIO):**



                                                                                     CLASS IB
                                                                   ---------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                   ---------------------------------------------
                                                                        2000             1999           1998
                                                                   --------------   -------------   ------------
Net asset value, beginning of year .............................      $  12.06        $  11.94       $  10.00
                                                                      --------        --------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................          0.09            0.11           0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................         (0.33)           0.31           1.94
                                                                      --------        --------       ---------
  Total from investment operations .............................         (0.24)           0.42           2.00
                                                                      --------        --------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................         (0.09)           (0.11)         (0.06)
  Distributions from realized gains ............................             -            (0.19)             -
                                                                      --------        ---------      ---------
  Total dividends and distributions ............................         (0.09)           (0.30)         (0.06)
                                                                      --------        ---------      ---------
Net asset value, end of year ...................................      $  11.73        $  12.06       $  11.94
                                                                      ========        =========      =========
Total return ...................................................         (1.94)%           3.55%         20.01%
                                                                      ========        =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................      $ 176,049       $ 133,503      $  74,588
Ratio of expenses to average net assets after waivers ..........           0.95%           0.94%          0.90%
Ratio of expenses to average net assets before waivers .........           0.95%           1.00%          1.20%
Ratio of net investment income to average net assets after
  waivers ......................................................           0.91%           1.10%          1.19%
Ratio of net investment income to average net assets before
  waivers ......................................................           0.91%           1.04%          0.89%
Portfolio turnover rate ........................................             33%             32%            37%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................      $       -        $   0.01       $   0.02

EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  107

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

(FKA CALVERT SOCIALLY RESPONSIBLE PORTFOLIO):


                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 1999*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................    $ 10.76                   $ 10.00
                                                                              -------                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........................................     (0.01)                    (0.01)
  Net realized and unrealized gain (loss) on investments .................     (0.34)                     0.83
                                                                              -------                   -------
  Total from investment operations .......................................     (0.35)                     0.82
                                                                              -------                   -------
  LESS DISTRIBUTIONS:
  Distributions from realized gains ......................................     (0.77)                    (0.06)
                                                                              -------                   -------
Net asset value, end of period ...........................................    $  9.64                   $ 10.76
                                                                              =======                   =======
Total return .............................................................    (2.87)%                      8.09%(b)
                                                                              =======                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................   $3,922                     $ 2,622
Ratio of expenses to average net assets after waivers ....................     1.05%                       1.05%(a)
Ratio of expenses to average net assets before waivers ...................     2.37%                       5.38%(a)
Ratio of net investment income to average net assets after waivers .......    (0.11)%                     (0.19)%(a)
Ratio of net investment income to average net assets before waivers ......    (1.43)%                     (4.52)%(a)
Portfolio turnover rate ..................................................       81%                         45%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................   $  0.10                    $     -

108 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

(FKA CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO):


                                                                                                 CLASS IB
                                                                                    -----------------------------------
                                                                                      YEAR ENDED        MAY 1, 1999*
                                                                                     DECEMBER 31,            TO
                                                                                         2000         DECEMBER 31, 1999
                                                                                    --------------   ------------------
Net asset value, beginning of period ............................................      $  14.10         $   10.00
                                                                                       --------         ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.10                 -
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................         (2.68)             4.10
                                                                                       --------         ----------
  Total from investment operations ..............................................         (2.58)             4.10
                                                                                       --------         ----------
  LESS DISTRIBUTIONS:
  Dividends in excess of net investment income ..................................         (0.07)                -
  Distributions from realized gains .............................................         (0.17)                -
                                                                                       --------         ----------
  Total dividends and distributions .............................................         (0.24)                -
                                                                                       --------         ----------
Net asset value, end of period ..................................................      $  11.28         $   14.10
                                                                                       ========         ==========
Total return ....................................................................        (19.19)%           41.00%(b)
                                                                                       ========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $110,486         $  52,049
Ratio of expenses to average net assets after waivers ...........................          1.20%             1.20%(a)
Ratio of expenses to average net assets before waivers ..........................          1.28%             1.65%(a)
Ratio of net investment income to average net assets after waivers ..............          0.37%             0.02%(a)
Ratio of net investment income to average net assets before waivers .............          0.29%            (0.43)%(a)
Portfolio turnover rate .........................................................            26%               28%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ...................................      $   0.02         $    0.02







EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  109

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

(FKA CAPITAL GUARDIAN RESEARCH PORTFOLIO):



                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                                      MAY 1, 1999*
                                                                                  YEAR ENDED               TO
                                                                              DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................      $  10.69              $ 10.00
                                                                                --------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................          0.04                0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .................................................          0.59                0.69
                                                                                --------              -------
  Total from investment operations .......................................          0.63                0.71
                                                                                --------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................         (0.04)              (0.02)
  Distributions in excess of realized gains ..............................         (0.10)                  -
                                                                                ---------             -------
  Total dividends and distributions ......................................         (0.14)               (0.02)
                                                                                ---------             -------
Net asset value, end of period ...........................................      $  11.18              $ 10.69
                                                                                =========             =======
Total return .............................................................          5.92%                7.10%(b)
                                                                                =========             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................     $  77,959            $  33,903
Ratio of expenses to average net assets after waivers ....................         0.95%                 0.95%(a)
Ratio of expenses to average net assets before waivers ...................         1.06%                 1.35%(a)
Ratio of net investment income to average net assets after waivers .......         0.47%                 0.37%(a)
Ratio of net investment income to average net assets before waivers ......         0.37%               (0.03)%(a)
Portfolio turnover rate ..................................................           38%                   36%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ............................    $    0.01              $   0.02




110 FINANCIAL HIGHLIGHTS                      EQ Advisors Trust

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

(FKA CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO):


                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                                             MAY 1, 1999*
                                                                                         YEAR ENDED               TO
                                                                                     DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................        $  10.32             $  10.00
                                                                                         --------             ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................            0.05                 0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................            0.30                 0.35
                                                                                         --------             ----------
  Total from investment operations ..............................................            0.35                 0.37
                                                                                         --------             ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................            (0.05)              (0.02)
  Distributions from realized gains .............................................            (0.11)              (0.02)
  Distributions in excess of realized gains .....................................            (0.05)              (0.01)
                                                                                         ---------            ----------
  Total dividends and distributions .............................................            (0.21)              (0.05)
                                                                                         ---------            ----------
Net asset value, end of period ..................................................        $  10.46             $  10.32
                                                                                         =========            ==========
Total return ....................................................................             3.56%               3.76%(b)
                                                                                         =========            ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................        $ 136,485            $  67,472
Ratio of expenses to average net assets after waivers ...........................             0.95%               0.95%(a)
Ratio of expenses to average net assets before waivers ..........................             1.01%               1.23%(a)
Ratio of net investment income to average net assets after waivers ..............             0.60%               0.63%(a)
Ratio of net investment income to average net assets before waivers .............             0.54%               0.35%(a)
Portfolio turnover rate .........................................................               43%                 50%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ...................................        $   0.01             $   0.01



EQ Advisors Trust                    FINANCIAL HIGHLIGHTS  111

EQ/EQUITY 500 INDEX PORTFOLIO

(FKA EQ EQUITY 500 INDEX PORTFOLIO)(D)(E):



                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                          2000           1999           1998          1997         1996
                                    --------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................    $   29.57      $   25.00      $   19.74      $ 15.16      $ 13.13
                                       ---------      ---------      ---------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.25           0.28           0.27         0.26         0.27
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (3.13)          4.78           5.25         4.64         2.65
                                       ---------      ---------      ---------      -------      -------
 Total from investment
  operations ......................        (2.88)          5.06           5.52         4.90         2.92
                                       ---------      ---------      ---------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.19)          (0.27)         (0.25)       (0.25)       (0.25)
 Distributions from realized
  gains ...........................        (1.16)          (0.22)         (0.01)       (0.07)       (0.64)
                                       ---------      ----------     ----------     --------     --------
 Total dividends and
  distributions ...................        (1.35)          (0.49)         (0.26)       (0.32)       (0.89)
                                       ---------      ----------     ----------     --------     --------
Net asset value, end of period ....    $   25.34      $   29.57      $   25.00      $ 19.74      $ 15.16
                                       =========      ==========     ==========     ========     ========
Total return ......................        (9.58)%        20.38%         28.07%       32.58%       22.39%
                                       =========      ==========     ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ........................    $2,106,901     $2,618,539     $1,689,913     $943,631     $386,249
Ratio of expenses to average
  net assets ......................         0.32%          0.33%          0.34%        0.37%        0.39%
Ratio of net investment
  income to average net
  assets ..........................         0.87%           1.05%          1.23%        1.46%        1.91%
Portfolio turnover rate ...........           17%              5%             6%           3%          15%



                                                           CLASS IB
                                    ------------------------------------------------------
                                                                             MAY 1,1997*
                                           YEAR ENDED DECEMBER 31,               TO
                                    -------------------------------------   DECEMBER 31,
                                         2000         1999        1998          1997
                                    ------------- ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $ 29.50      $ 24.98    $ 19.73       $   16.35
                                       -------      -------    -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.16        0.21        0.22            0.14
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (3.11)       4.78        5.24            3.48
                                       -------      -------    -------       ---------
 Total from investment
  operations ......................      (2.95)       4.99        5.46            3.62
                                       -------      -------    -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.17)       (0.25)      (0.20)         (0.17)
 Distributions from realized
  gains ...........................      (1.16)       (0.22)      (0.01)         (0.07)
                                       -------      -------    --------      ---------
 Total dividends and
  distributions ...................      (1.33)       (0.47)      (0.21)         (0.24)
                                       -------      -------    --------      ---------
Net asset value, end of period ....    $ 25.22      $ 29.50    $ 24.98       $   19.73
                                       =======      =======    ========      =========
Total return ......................      (9.81)%      20.08%      27.74%         22.28%(b)
                                       =======      =======    ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $928,578     $20,931    $    443      $     110
Ratio of expenses to average
  net assets ......................       0.57%        0.58%       0.59%          0.62%(a)
Ratio of net investment
  income to average net
  assets ..........................       0.58%        0.78%       0.98%          1.10%(a)
Portfolio turnover rate ...........         17%           5%          6%             3%



112 FINANCIAL HIGHLIGHTS                      EQ Advisors Trust

EQ/EVERGREEN OMEGA PORTFOLIO
(FKA EQ/EVERGREEN PORTFOLIO):***


                                                                                             CLASS IB
                                                                                    ---------------------------
                                                                                            YEAR ENDED
                                                                                           DECEMBER 31,
                                                                                    ---------------------------
                                                                                         2000           1999
                                                                                    -------------   -----------
Net asset value, beginning of year ..............................................     $ 10.93        $ 10.00
                                                                                      -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.02           0.04
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (1.30)          0.93
                                                                                      -------        -------
  Total from investment operations ..............................................      (1.28)          0.97
                                                                                      -------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.02)         (0.04)
                                                                                      -------        -------
  Net asset value, end of period ................................................     $  9.63        $ 10.93
                                                                                      =======        =======
  Total return ..................................................................    (11.66)%          9.70%
                                                                                     ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .................................................    $ 8,676         $4,818
Ratio of expenses to average net assets after waivers ...........................      0.98%        1.05%
Ratio of expenses to average net assets before waivers ..........................      1.76%        2.86%
Ratio of net investment income to average net assets after waivers ..............      0.31%        0.63%
Ratio of net investment income to average net assets before waivers .............     (0.47)%        (1.18)%
Portfolio turnover rate .........................................................       115%           148%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ...................................    $  0.04        $  0.11



EQ Advisors Trust                    FINANCIAL HIGHLIGHTS  113

EQ/FI MID CAP PORTFOLIO

(FKA FI MID CAP PORTFOLIO):


                                                                                   CLASS IB
                                                                             -------------------
                                                                              SEPTEMBER 1, 2000*
                                                                                      TO
                                                                              DECEMBER 31, 2000
                                                                             -------------------
Net asset value, beginning of period .....................................       $   10.00
                                                                                 ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................            0.01
  Net realized and unrealized gain (loss) on investments .................            0.03
                                                                                 ---------
  Total from investment operations .......................................            0.04
                                                                                 ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................           (0.02)
                                                                                 ---------
Net asset value, end of period ...........................................       $   10.02
                                                                                 =========
Total return .............................................................            0.46%(b)
                                                                                 =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $ 45,790
Ratio of expenses to average net assets after waivers ....................           1.00%(a)
Ratio of expenses to average net assets before waivers ...................           1.23%(a)
Ratio of net investment income to average net assets after waivers .......           1.17%(a)
Ratio of net investment income to average net assets before waivers ......           0.94%(a)
Portfolio turnover rate ..................................................             42%
Effect of voluntary expense limitation during the year:
  Per share benefit to net investment income .............................       $       -



114 FINANCIAL HIGHLIGHTS                      EQ Advisors Trust

EQ/FI SMALL/MID CAP VALUE PORTFOLIO
(FKA FI SMALL/MID CAP PORTFOLIO):



                                                               CLASS IA
                                      ----------------------------------------------------------
                                                 YEAR ENDED
                                                DECEMBER 31,               NOVEMBER 24, 1998*
                                      ---------------------------------            TO
                                                                              DECEMBER 31,
                                            2000             1999                 1998
                                      ---------------- ---------------- ------------------------
Net asset value, beginning of
  period ............................    $   10.76        $   10.59          $     10.40
                                         ---------        ---------          -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..............         0.10             0.03                 0.03
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ......................         0.48             0.19                0.23 +
                                         ---------        ---------          -----------
 Total from investment
  operations ........................         0.58             0.22                 0.26
                                         ---------        ---------          -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .................        (0.13)           (0.05)               (0.06)
 Distributions in excess of
  realized gains ....................            -                -                    -
Return of capital distributions .....            -                -                (0.01)
                                         ---------        ---------          -----------
 Total dividends and
  distributions .....................        (0.13)           (0.05)               (0.07)
                                         ---------        ---------          -----------
Net asset value, end of period ......    $   11.21        $   10.76          $     10.59
                                         =========        =========          ===========
Total return ........................         5.48%            2.07%                2.63%(b)
                                         =========        =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ...........................    $   7,269        $   2,339          $       747
Ratio of expenses to average net
  assets after waivers ..............         0.82%(c)         0.75%(c)             0.75%(a)(c)
Ratio of expenses to average net
  assets before waivers .............         0.87%(c)         0.84%(c)             0.92% (a)(c)
Ratio of net investment income
  to average net assets after
  waivers ...........................         1.42%(c)         0.40%(c)             0.72%(a)(c)
Ratio of net investment income
  to average net assets before
  waivers ...........................         1.37%(c)         0.32%(c)             0.55%(a)(c)
Portfolio turnover rate .............          196%             192%                 111%
 Effect of voluntary expense
  limitation during the
  period:
   Per share benefit to net
    investment income ...............    $    0.01        $    0.01          $      0.17




                                                                      CLASS IB
                                      ------------------------------------------------------------------------
                                                           YEAR ENDED                          MAY 1, 1997*
                                                          DECEMBER 31,                              TO
                                      -----------------------------------------------------    DECEMBER 31,
                                             2000              1999              1998              1997
                                      ------------------ ---------------- ----------------- ------------------
Net asset value, beginning of
  period ............................    $    10.78         $   10.61        $ 11.85           $    10.00
                                         ----------         ---------        -------           ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..............          0.12              0.02          0.05                  0.01
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ......................          0.43              0.17         (1.24)                 1.90
                                         ----------         ---------        -------           ----------
 Total from investment
  operations ........................          0.55              0.19         (1.19)                 1.91
                                         ----------         ---------        -------           ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .................         (0.11)            (0.02)        (0.04)                (0.01)
 Distributions in excess of
  realized gains ....................             -                 -             -                 (0.05)
Return of capital distributions .....             -                 -         (0.01)                    -
                                         ----------         ---------        -------           ----------
 Total dividends and
  distributions .....................         (0.11)            (0.02)        (0.05)                (0.06)
                                         ----------         ---------        -------           ----------
Net asset value, end of period ......    $    11.22         $   10.78        $ 10.61           $    11.85
                                         ==========         =========        =======           ==========
Total return ........................          5.13%             1.80%       (10.02)%               19.15%(b)
                                         ==========         =========        =======           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ...........................    $  153,232         $ 149,618        $166,746          $  120,880
Ratio of expenses to average net
  assets after waivers ..............          1.07%(c)          1.00%(c)     1.00%(c)               1.00%(a)
Ratio of expenses to average net
  assets before waivers .............          1.12%(c)          1.09%(c)     1.17%(c)               1.70%(a)
Ratio of net investment income
  to average net assets after
  waivers ...........................          1.17%(c)          0.21%(c)     0.47%(c)               0.26%(a)
Ratio of net investment income
  to average net assets before
  waivers ...........................          1.12% (c)         0.12%(c)     0.30%(c)              (0.44)%(a)
Portfolio turnover rate .............           196%              192%         111%                    44%
 Effect of voluntary expense
  limitation during the
  period:
   Per share benefit to net
    investment income ...............    $          -       $    0.02       $  0.02            $     0.03



EQ Advisors Trust                    FINANCIAL HIGHLIGHTS  115

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

(FKA EQ INTERNATIONAL EQUITY INDEX PORTFOLIO):**



                                                                                     CLASS IB
                                                                                 -----------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                                 -----------------
                                                                                        2000
                                                                                 -----------------
Net asset value, beginning of period ...........................................    $    14.87
                                                                                    ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................................................          0.11
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................         (2.72)
                                                                                    ----------
 Total from investment operations ..............................................         (2.61)
                                                                                    ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..........................................             -
 Dividends in excess of net investment income ..................................         (0.01)
 Distributions from realized gains .............................................         (0.45)
                                                                                    ----------
 Total dividends and distributions .............................................         (0.46)
                                                                                    ----------
Net asset value, end of period .................................................    $    11.80
                                                                                    ==========
Total return ...................................................................        (17.63)%
                                                                                    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................................    $   99,467
Ratio of expenses to average net assets after waivers ..........................          1.01%(c)
Ratio of expenses to average net assets before waivers .........................          1.04%(c)
Ratio of net investment income to average net assets after waivers .............          0.86%(c)
Ratio of net investment income to average net assets before waivers ............          0.83%(c)
Portfolio turnover rate ........................................................            12%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................................    $        -



                                                                                              CLASS IB
                                                                                 -----------------------------------
                                                                                             YEAR ENDED
                                                                                            DECEMBER 31,
                                                                                 -----------------------------------
                                                                                       1999              1998
                                                                                 ---------------- ------------------
Net asset value, beginning of period ...........................................    $ 11.85          $    10.00
                                                                                    -------          ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................................................      0.10                 0.08
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................      3.15                 1.92
                                                                                    -------          ----------
 Total from investment operations ..............................................      3.25                 2.00
                                                                                    -------          ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..........................................     (0.10)               (0.15)
 Dividends in excess of net investment income ..................................     (0.02)                   -
 Distributions from realized gains .............................................     (0.11)                   -
                                                                                    -------          ----------
 Total dividends and distributions .............................................     (0.23)               (0.15)
                                                                                    -------          ----------
Net asset value, end of period .................................................    $ 14.87          $    11.85
                                                                                    =======          ==========
Total return ...................................................................     27.50%               20.07%
                                                                                    =======          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................................    $94,581          $   48,075
Ratio of expenses to average net assets after waivers ..........................    0.94%(c)               0.84%(c)
Ratio of expenses to average net assets before waivers .........................    1.05%(c)               1.49%(c)
Ratio of net investment income to average net assets after waivers .............    0.96%(c)               1.11%(c)
Ratio of net investment income to average net assets before waivers ............    0.85%(c)               0.46%(c)
Portfolio turnover rate ........................................................       7%                     3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................................  $ 0.03            $      0.05



116 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

                     EQ/JANUS LARGE CAP GROWTH PORTFOLIO:



                                                                                   CLASS IB
                                                                             -------------------
                                                                              SEPTEMBER 1, 2000*
                                                                                      TO
                                                                              DECEMBER 31, 2000
                                                                             -------------------
Net asset value, beginning of period .....................................      $    10.00
                                                                                ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................               -
  Net realized and unrealized gain (loss) on investments .................           (1.57)
                                                                                ----------
  Total from investment operations .......................................           (1.57)
                                                                                ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................           (0.01)
                                                                                ----------
Net asset value, end of period ...........................................      $     8.42
                                                                                ==========
Total return .............................................................          (15.70)%(b)
                                                                                ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................      $   55,402
Ratio of expenses to average net assets after waivers ....................            1.15%(a)
Ratio of expenses to average net assets before waivers ...................            1.37%(a)
Ratio of net investment income to average net assets after waivers .......            0.65%(a)
Ratio of net investment income to average net assets before waivers ......            0.43%(a)
Portfolio turnover rate ..................................................               0%



EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  117

EQ/J.P. MORGAN CORE BOND PORTFOLIO

(FKA J.P. MORGAN CORE BOND PORTFOLIO):**


                                                                                      CLASS IB
                                                                   ----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   ----------------------------------------------
                                                                        2000            1999             1998
Net asset value, beginning of year .............................      $   9.92        $  10.57        $  10.00
                                                                      --------        --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................          0.54            0.49            0.21
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................          0.61           (0.66)           0.70
                                                                      --------        --------        --------
  Total from investment operations .............................          1.15           (0.17)           0.91
                                                                      --------        --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................          (0.56)         (0.48)           (0.21)
  Dividends in excess of net investment income .................              -              -            (0.01)
  Distributions from realized gains ............................              -              -            (0.11)
  Distributions in excess of realized gains ....................              -              -            (0.01)
                                                                      ---------       --------        ---------
  Total dividends and distributions ............................          (0.56)         (0.48)           (0.34)
                                                                      ---------       --------        ---------
  Net asset value, end of year .................................      $  10.51        $   9.92        $  10.57
                                                                      =========       ========        =========
  Total return .................................................         11.55%          (1.64)%          9.02%
                                                                      =========       ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................    $ 233,916         $ 156,581       $ 103,326
Ratio of expenses to average net assets after waivers ..........         0.80%             0.80%           0.80%
Ratio of expenses to average net assets before waivers .........         0.81%             0.89%           1.03%
Ratio of net investment income to average net assets after
   waivers .....................................................         5.92%             5.53%           4.95%
Ratio of net investment income to average net assets before
   waivers .....................................................         5.91%             5.44%           4.72%
Portfolio turnover rate ........................................          185%              233%            428%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................    $       -         $    0.01       $    0.01

118 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

(FKA LAZARD SMALL CAP VALUE PORTFOLIO):**



                                                                                      CLASS IB
                                                                   ----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   ----------------------------------------------
                                                                        2000            1999            1998
                                                                   -------------   -------------   --------------
Net asset value, beginning of year .............................     $   9.32         $   9.27        $  10.00
                                                                     --------         --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................         0.03             0.04            0.02
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................         1.68             0.11           (0.72)
                                                                     --------         --------        --------
  Total from investment operations .............................         1.71             0.15           (0.70)
                                                                     --------         --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................         (0.02)           (0.04)         (0.03)
  Distributions from realized gains ............................         (0.25)           (0.06)             -
                                                                     ---------        ---------       --------
  Total dividends and distributions ............................         (0.27)           (0.10)         (0.03)
                                                                     ---------        ---------       --------
Net asset value, end of year ...................................     $  10.76         $   9.32        $   9.27
                                                                     =========        =========       ========
Total return ...................................................        18.56%            1.66%          (7.03)%
                                                                     =========        =========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................    $ 107,433        $  72,607       $  51,046
Ratio of expenses to average net assets after waivers ..........         1.12%           1.20%            1.20%
Ratio of expenses to average net assets before waivers .........         1.15%           1.30%            1.54%
Ratio of net investment income to average net assets after
  waivers ......................................................         0.31%           0.48%            0.52%
Ratio of net investment income to average net assets before
  waivers ......................................................         0.28%           0.39%            0.18%
Portfolio turnover rate ........................................           69%             48%              21%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................    $       -       $    0.01         $   0.02

EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  119

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

(FKA MERCURY BASIC VALUE EQUITY PORTFOLIO):



                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                  YEAR ENDED                      MAY 1, 1997*
                                                                                 DECEMBER 31,                          TO
                                                                  -------------------------------------------     DECEMBER 31,
                                                                        2000            1999            1998           1997
                                                                        -----           ----            ----           ----
Net asset value, beginning of period ..........................     $ 13.76         $ 12.36        $ 11.58         $  10.00
                                                                    ---------       --------       ---------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................        0.21            0.17           0.12             0.06
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................        1.33            2.15           1.21             1.64
                                                                    ---------       --------       ---------       --------
  Total from investment operations ............................        1.54            2.32           1.33             1.70
                                                                    ---------       --------       ---------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................        (0.21)          (0.18)         (0.12)          (0.06)
  Distributions from realized gains ...........................        (1.24)          (0.74)         (0.43)          (0.05)
  Distributions in excess of realized gains ...................            -               -              -           (0.01)
                                                                    ---------       --------       ---------       --------
  Total dividends and distributions ...........................        (1.45)          (0.92)         (0.55)          (0.12)
                                                                    ---------       --------       ---------       --------
Net asset value, end of period ................................     $  13.85        $  13.76        $ 12.36        $  11.58
                                                                    =========       ========       =========       ========
Total return ..................................................        11.81%          19.00%         11.59%          16.99%(b)
                                                                    =========       ========     ===========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................     $392,035        $300,467      $ 174,104        $ 49,495
Ratio of expenses to average net assets after waivers .........         0.92%           0.85%          0.85%           0.85%(a)
Ratio of expenses to average net assets before waivers ........         0.93%           0.96%          1.06%           1.89%(a)
Ratio of net investment income to average net assets after
  waivers .....................................................         1.56%           1.42%          1.41%           1.91%(a)
Ratio of net investment income to average net assets
  before waivers ..............................................         1.55%           1.31%          1.20%           0.87%(a)
Portfolio turnover rate .......................................           81%             71%            83%             25%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income .................     $        -      $   0.01      $    0.02         $  0.03



120 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

(FKA MFS EMERGING GROWTH COMPANIES PORTFOLIO):




                                                                 CLASS IA
                                        -----------------------------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                        ---------------------------------
                                                                              NOVEMBER 24, 1998*
                                                                                      TO
                                             2000             1999            DECEMBER 31, 1998
                                        ------------- ------------------- -------------------------
Net asset value, beginning of
  period ..............................   $   27.40      $     16.04           $      14.18
                                          ---------      -----------           ------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) .........        0.04             0.01                      -
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions .......       (5.13)           11.83                   1.86
                                          ---------      -----------           ------------
 Total from investment
  operations ..........................       (5.09)           11.84                   1.86
                                          ---------      -----------           ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................           -                -                      -
 Distributions from realized gains ....           -            (0.48)                     -
 Distributions in excess of
  realized gains ......................       (1.40)               -                      -
                                          ---------      -----------           ------------
 Total dividends and distributions ....       (1.40)           (0.48)                     -
                                          ---------      -----------           ------------
Net asset value, end of period ........   $   20.91      $     27.40           $      16.04
                                          =========      ===========           ============
Total return ..........................      (18.56)%          74.43%                 13.12%(b)
                                          =========      ===========           ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $  72,889      $    46,248           $      5,978
Ratio of expenses to average net
  assets after waivers ................        0.70%            0.60%(c)               0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers ...............        0.70%            0.70%(c)               0.79%(a)(c)
Ratio of net investment income to
  average net assets after
  waivers .............................        0.15%            0.09%(c)              (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers .............................        0.14%           (0.01)%(c)             (0.24)%(a)(c)
Portfolio turnover rate ...............         203%             184%                    79%
 Effect of voluntary expense
  limitation during the period:
  Per share benefit to net
  investment income ...................   $       -      $      0.01           $          -



                                                                        CLASS IB
                                        -------------------------------------------------------------------------
                                                              YEAR ENDED                          MAY 1, 1997*
                                                             DECEMBER 31,                              TO
                                        ------------------------------------------------------    DECEMBER 31,
                                              2000              1999               1998               1997
                                        --------------- ------------------- ------------------ ------------------
Net asset value, beginning of
  period ..............................     $    27.33     $     16.04         $    11.92         $    10.00
                                            ----------     -----------         ----------         ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) .........         (0.02)           (0.02)             (0.03)              0.02
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions .......         (5.13)           11.79               4.15               2.21
                                            ----------     -----------         ----------         ----------
 Total from investment
  operations ..........................         (5.15)           11.77               4.12               2.23
                                            ----------     -----------         ----------         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................             -                -                  -              (0.02)
 Distributions from realized gains ....             -            (0.48)                 -              (0.18)
 Distributions in excess of
  realized gains ......................         (1.40)               -                  -              (0.11)
                                            ----------     -----------         ----------         ----------
 Total dividends and distributions ....         (1.40)           (0.48)                 -              (0.31)
                                            ----------     -----------         ----------         ----------
Net asset value, end of period ........     $    20.78     $     27.33         $    16.04         $    11.92
                                            ==========     ===========         ==========         ==========
Total return ..........................       (18.83)%           73.62%             34.57%             22.42%(b)
                                            ==========     ===========         ==========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $2,142,512       $ 1,665,635         $  461,307         $   99,317
Ratio of expenses to average net
  assets after waivers ................         0.95%             0.85%(c)           0.85%(c)           0.85%(a)
Ratio of expenses to average net
  assets before waivers ...............         0.95%             0.95%(c)           1.04%(c)           1.82%(a)
Ratio of net investment income to
  average net assets after
  waivers .............................        (0.11)%           (0.16)%(c)         (0.30)%(c)          0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers .............................        (0.11)%           (0.26)%(c)         (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ...............          203%              184%                79%               116%
 Effect of voluntary expense
  limitation during the period:
  Per share benefit to net
  investment income ...................   $        -       $      0.01         $     0.02         $     0.04



EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  121

EQ/MFS INVESTORS TRUST PORTFOLIO

(FKA MFS GROWTH WITH INCOME PORTFOLIO):***

                                                                                             CLASS IB
                                                                                    ---------------------------
                                                                                            YEAR ENDED
                                                                                           DECEMBER 31,
                                                                                    ---------------------------
                                                                                         2000           1999
                                                                                    -------------   -----------
Net asset value, beginning of year ..............................................      $ 10.84        $ 10.00
                                                                                       -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................         0.04           0.04
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................        (0.12)          0.84
                                                                                       -------        -------
  Total from investment operations ..............................................        (0.08)          0.88
                                                                                       -------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................        (0.04)          (0.04)
                                                                                       -------        --------
Net asset value, end of year ....................................................      $ 10.72        $ 10.84
                                                                                       =======        ========
Total return ....................................................................        (0.77)%         8.76%
                                                                                       =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .................................................     $223,078       $109,828
Ratio of expenses to average net assets after waivers ...........................         0.93%          0.85%
Ratio of expenses to average net assets before waivers ..........................         0.96%          1.16%
Ratio of net investment income to average net assets after waivers ..............         0.45%          0.80%
Ratio of net investment income to average net assets before waivers .............         0.42%          0.49%
Portfolio turnover rate .........................................................           65%            64%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ...................................      $     -        $  0.01



122 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/MFS RESEARCH PORTFOLIO

(FKA MFS RESEARCH PORTFOLIO):

                                                                                         CLASS IB
                                                                ----------------------------------------------------------
                                                                              YEAR ENDED                   MAY 1, 1997*
                                                                             DECEMBER 31,                       TO
                                                                ---------------------------------------    DECEMBER 31,
                                                                     2000         1999         1998            1997
                                                                ------------- ------------ ------------ ------------------
Net asset value, beginning of period ..........................    $ 17.06      $ 14.21      $ 11.48       $   10.00
                                                                   -------      -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................          -         0.02         0.04            0.02
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................      (0.91)        3.24         2.73            1.58
                                                                   -------      -------      -------       ---------
  Total from investment operations ............................      (0.91)        3.26         2.77            1.60
                                                                   -------      -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................      (0.03)        (0.02)       (0.04)         (0.02)
  Dividends in excess of net investment income ................          -             -            -              -
  Distributions from realized gains ...........................      (1.41)        (0.39)           -          (0.01)
  Distributions in excess of realized gains ...................          -             -            -          (0.09)
                                                                   -------      --------     --------      ---------
  Total dividends and distributions ...........................      (1.44)        (0.41)       (0.04)         (0.12)
                                                                   -------      --------     --------      ---------
Net asset value, end of period ................................    $ 14.71      $ 17.06      $ 14.21       $   11.48
                                                                   =======      ========     ========      =========
Total return ..................................................      (5.25)%       23.12%       24.11%         16.07%(b)
                                                                   =======      ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $878,120     $685,270    $407,619       $ 114,754
Ratio of expenses to average net assets after waivers .........       0.92%         0.85%       0.85%           0.85%(a)
Ratio of expenses to average net assets before waivers ........       0.94%         0.96%       1.05%           1.78%(a)
Ratio of net investment income to average net assets after
   waivers ....................................................      (0.05)%        0.12%       0.44%           0.65%(a)
Ratio of net investment income to average net assets
   before waivers .............................................      (0.08)%        0.01%       0.24%          (0.28)%(a)
Portfolio turnover rate .......................................         92%           91%         73%             51%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income .................    $     -      $   0.01     $  0.02        $   0.03

EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  123

EQ/MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

(FKA MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO):



                                                                                     CLASS IB
                                                        -------------------------------------------------------------------
                                                                                                          AUGUST 20, 1997*
                                                                   YEAR ENDED DECEMBER 31,                       TO
                                                        ---------------------------------------------       DECEMBER 31,
                                                             2000            1999            1998               1997
                                                        -------------   -------------   -------------   -------------------
Net asset value, beginning of period ................     $  11.22         $  5.79        $ 7.96          $    10.00
                                                          --------         -------        ------           ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ......................        (0.08)          (0.01)         0.03                 0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .....................................        (4.37)           5.55         (2.18)               (2.06)
                                                          --------         -------        -------          ----------
  Total from investment operations ..................        (4.45)           5.54         (2.15)               (2.02)
                                                          --------         -------        -------          ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..............            -               -         (0.02)               (0.02)
  Distributions from realized gains .................        (0.12)          (0.11)            -                    -
  Distributions in excess of realized gains .........        (0.72)              -             -                    -
                                                          --------         -------        -------          ----------
  Total dividends and distributions .................        (0.84)          (0.11)        (0.02)               (0.02)
                                                          --------         -------        -------          ----------
Net asset value, end of period ......................     $   5.93         $ 11.22        $  5.79          $     7.96
                                                          ========         =======        =======          ==========
Total return ........................................       (40.12)%         95.82%      (27.10)%              (20.16)%(b)
                                                          ========         =======       ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................     $198,044         $191,581      $41,359           $   21,433
Ratio of expenses to average net assets after
  waivers and excluding taxes .......................         1.75%            1.75%        1.75%                1.75%(a)
Ratio of expenses to average net assets before
  waivers and including taxes .......................         1.92%            2.38%        2.63%                2.61%(a)
Ratio of net investment income to average net
  assets after waivers and excluding taxes ..........        (0.86)%          (0.18)%       0.73%                1.96%(a)
Ratio of net investment income to average net
  assets before waivers and including taxes .........        (0.99)%          (0.82)%      (0.09)%               1.10%(a)
Portfolio turnover rate .............................           95%             138%         114%                  25%
  Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income .......     $   0.01          $  0.02      $  0.03           $     0.02



124 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

                  EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:



                                                                                   CLASS IB
                                                        --------------------------------------------------------------
                                                                        YEAR ENDED                      MAY 1, 1997*
                                                                       DECEMBER 31,                          TO
                                                        -------------------------------------------     DECEMBER 31,
                                                            2000            1999           1998             1997
                                                        ------------   -------------   ------------   ----------------
Net asset value, beginning of period ................     $ 11.56         $ 12.77        $ 11.52         $  10.00
                                                          -------         -------        -------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .............................        0.12            0.16           0.11             0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .....................................        0.66           (0.34)          1.35             1.56
                                                          -------         -------        -------         ---------
  Total from investment operations ..................        0.78           (0.18)          1.46             1.62
                                                          -------         -------        -------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..............        (0.12)         (0.16)          (0.11)          (0.06)
  Distributions from realized gains .................            -          (0.74)              -           (0.01)
  Distributions in excess of realized gains .........            -          (0.13)          (0.10)          (0.03)
                                                          --------        -------        --------        ---------
  Total dividends and distributions .................        (0.12)         (1.03)          (0.21)          (0.10)
                                                          --------        -------        --------        ---------
Net asset value, end of period ......................     $ 12.22         $ 11.56        $ 12.77         $  11.52
                                                          ========        =======        ========        =========
Total return ........................................         6.69%         (1.27)%         12.75%          16.23%(b)
                                                          ========        =======        ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................     $564,610        $544,271       $460,744        $150,260
Ratio of expenses to average net assets after
  waivers ...........................................         0.92%          0.85%           0.85%           0.85%(a)
Ratio of expenses to average net assets before
  waivers ...........................................         0.92%          0.95%           1.04%           1.75%(a)
Ratio of net investment income to average net
  assets after waivers ..............................         1.05%          1.29%           1.30%           1.67%(a)
Ratio of net investment income to average net
  assets before waivers .............................         1.05%          1.19%           1.11%           0.77%(a)
Portfolio turnover rate .............................           87%            77%             74%             61%
  Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income .......     $      -        $  0.01         $  0.02         $  0.03

EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  125

                   EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:



                                                                                  CLASS IB
                                                      ----------------------------------------------------------------
                                                                      YEAR ENDED                       MAY 1, 1997*
                                                                     DECEMBER 31,                           TO
                                                      -------------------------------------------      DECEMBER 31,
                                                           2000           1999           1998              1997
                                                      -------------   ------------   ------------   ------------------
Net asset value, beginning of period ..............     $  19.35        $ 13.01        $ 10.89         $   10.00
                                                        --------        -------        -------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........................         0.27           0.07           0.05              0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ...................................        (2.71)          7.69           2.07              0.93
                                                        --------        -------        -------         ---------
  Total from investment operations ................        (2.44)          7.76           2.12              0.96
                                                        --------        -------        -------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ............        (0.12)          (0.13)             -            (0.02)
  Dividends in excess of net investment income.....        (0.07)          (0.22)             -                -
  Distributions from realized gains ...............        (3.07)          (1.07)             -            (0.01)
  Distributions in excess of realized gains .......        (0.21)              -              -            (0.04)
                                                        --------        --------       --------        ---------
  Total dividends and distributions ...............        (3.47)          (1.42)             -            (0.07)
                                                        --------        --------       --------        ---------
Net asset value, end of period ....................     $  13.44        $ 19.35        $ 13.01         $   10.89
                                                        ========        ========       ========        =========
Total return ......................................       (12.33)%         60.24%         19.51%            9.58%(b)
                                                        ========        ========       ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .................     $357,232        $299,159       $143,721        $  55,178
Ratio of expenses to average net assets after
  waivers .........................................         1.23%           1.20%          1.20%            1.20%(a)
Ratio of expenses to average net assets before
  waivers .........................................         1.27%           1.26%          1.46%            2.53%(a)
Ratio of net investment income to average net
  assets after waivers ............................         1.01%           0.54%          0.64%            0.74%(a)
Ratio of net investment income to average net
  assets before waivers ...........................         0.98%           0.48%          0.38%           (0.59)%(a)
Portfolio turnover rate ...........................          112%            119%            94%              43%
  Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income......     $   0.01        $   0.01       $   0.02        $    0.05



126 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

                     EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:



                                                                                           CLASS IB
                                                                ---------------------------------------------------------------
                                                                                YEAR ENDED                      MAY 1, 1997*
                                                                               DECEMBER 31,                          TO
                                                                -------------------------------------------     DECEMBER 31,
                                                                     2000           1999           1998             1997
                                                                -------------- -------------- ------------- -------------------
Net asset value, beginning of period ..........................    $  21.41       $  16.79       $  12.33        $  10.00
                                                                   --------       --------       --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................       (0.04)         (0.03)         0.01            0.02
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions ........................       (3.70)          5.09          4.46            2.45
                                                                   --------       --------       --------        --------
  Total from investment operations ............................       (3.74)          5.06          4.47            2.47
                                                                   --------       --------       --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................           -              -          (0.01)         (0.03)
  Distributions from realized gains ...........................       (0.03)         (0.44)             -          (0.04)
  Distributions in excess of realized gains ...................       (0.40)             -              -          (0.07)
                                                                   --------       --------       --------        --------
  Total dividends and distributions ...........................       (0.43)         (0.44)         (0.01)         (0.14)
                                                                   --------       --------       --------        --------
Net asset value, end of period ................................    $  17.24       $  21.41       $  16.79        $  12.33
                                                                   ========       ========       ========        ========
Total return ..................................................      (17.79)%        30.24%         36.27%          24.70%(b)
                                                                   ========       ========       ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $ 397,968      $ 384,175     $ 175,015      $ 39,695
Ratio of expenses to average net assets after waivers .........        0.95%           0.93%        0.85%          0.85%(a)
Ratio of expenses to average net assets before waivers ........        0.97%           0.98%        1.09%          2.13%(a)
Ratio of net investment income to average net assets after
  waivers .....................................................       (0.25)%         (0.20)%       0.14%          0.58%(a)
Ratio of net investment income to average net assets
  before waivers ..............................................       (0.23)%         (0.25)%      (0.10)%        (0.70)%(a)
Portfolio turnover rate .......................................          81%             76%          64%            47%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income .................    $      -       $    0.01      $  0.02       $   0.05

EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  127

EQ/SMALL COMPANY INDEX PORTFOLIO

(FKA EQ SMALL COMPANY INDEX PORTFOLIO):**




                                                                                  CLASS IB
                                                                   ---------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                   ---------------------------------------
                                                                       2000          1999          1998
                                                                   -----------   -----------   -----------
Net asset value, beginning of year .............................     $ 10.85       $  9.56       $ 10.00
                                                                     -------       -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................        0.09         0.09           0.07
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ...........................       (0.55)        1.85          (0.30)
                                                                     -------       -------       -------
  Total from investment operations .............................       (0.46)        1.94          (0.23)
                                                                     -------       -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................       (0.08)        (0.09)        (0.07)
  Distributions from realized gains ............................       (1.28)        (0.56)        (0.13)
  Distributions in excess of realized gains ....................           -             -         (0.01)
                                                                     -------       -------       -------
  Total dividends and distributions ............................       (1.36)        (0.65)        (0.21)
                                                                     -------       -------       -------
Net asset value, end of year ...................................     $  9.03       $ 10.85       $  9.56
                                                                     =======       =======       =======
Total return ...................................................       (3.43)%       20.68%        (2.27)%
                                                                     =======       =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................     $72,747       $59,931       $32,609
Ratio of expenses to average net assets after waivers ..........        0.75%         0.71%         0.60%
Ratio of expenses to average net assets before waivers .........        0.93%         1.20%         1.81%
Ratio of net investment income to average net assets after
  waivers ......................................................        0.73%         1.11%         1.18%
Ratio of net investment income to average net assets before
  waivers ......................................................        0.55%         0.62%        (0.03)%
Portfolio turnover rate ........................................          59%           59%           35%
   Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................     $  0.02       $  0.04       $  0.07


---------
*     Commencement of Operations.
**    Commenced operations on January 1, 1998.
***   Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)   Annualized.
(b)   Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17,
      1999 is that of the predecessor Hudson River Trust Portfolio.
      Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust
      Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.



128 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

10. Prior performance of each adviser
--------------------------------------------------------------------------------

The following table provides information concerning the historical performance of another registered investment company (or series) and/or composite of other institutional private accounts and registered investment companies managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."


Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.


Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the Janus Large Cap Growth Composite, the Capital Guardian U.S. Equity Research Portfolio Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Janus's and Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. The Janus Large Cap Growth Composite includes all accounts with assets above $5 million for which Janus has discretionary authority, including mutual funds. Accounts enter the Janus Large Cap Growth composite upon the first full quarter under management in which assets exceed the stated minimum. Prior to 1995, all discretionary accounts were included in the appropriate composite, regardless of asset size, and there has been no restatement of pre-1995 performance. As of December 31, 2000 the Janus Large Cap Growth Composite included 67 accounts and assets of $5,166.1 million, which represented 2.08% of total assets under management.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.


The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."



EQ Advisors Trust                       PRIOR PERFORMANCE OF EACH ADVISER  129

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/00
The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.



                                                                   1            5          10        Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year        Years       Years     Inception      Date
-----------------------------------------------------------------------------------------------------------------------------------
Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS(4,9) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                                -19.59%      N/A         N/A     21.97%         10/1/96
S&P 500 Index(2)                                                 -9.10%      N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE TECHNOLOGY FUND - A CLASS(9) (EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
                                                                -24.62%      21.40%      26.75%  N/A             3/1/82
NASDAQ Composite Index                                          -39.29%      18.62%      20.78%
-----------------------------------------------------------------------------------------------------------------------------------
 AXP NEW DIMENSIONS FUND(8, 5) - AEFC (EQ/AXP NEW DIMENSIONS PORTFOLIO)
                                                                 -8.82%      19.00%      18.96%  N/A             8/1/68
S&P 500 Index(2)                                                 -9.10%      18.33%      17.44%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
 AXP STRATEGY AGGRESSIVE FUND(9, 5) - AEFC (EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO)
                                                                -18.48%     -18.31%      16.83%  N/A            5/14/84
Russell MidCap Growth Index(7)                                  -11.75%      17.77%      18.10%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE(8) (EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                -19.11%      15.02%      13.71%  N/A           12/31/78
MSCI EAFE Index(3)                                              -14.01%       7.34%       6.17%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY COMPOSITE(8) (EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                                  2.20%      19.80%      17.98%  N/A           12/31/66
S&P 500 Index(2)                                                 -9.10%      18.30%      15.41%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE(8) (EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                                  6.27%      21.89%      N/A     16.31%         3/31/93
S&P 500 Index(2)                                                 -9.10%      18.30%      N/A
-----------------------------------------------------------------------------------------------------------------------------------
 JANUS LARGE CAP GROWTH COMPOSITE(8) - JANUS (EQ/JANUS LARGE CAP GROWTH PORTFOLIO)
                                                                -12.79%      23.24%      20.61%  17.90%          1/1/88
Russell 1000 Growth Index(6)                                    -22.42%      18.15%      17.33%
-----------------------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS INVESTORS TRUST(1,8) (EQ/MFS INVESTORS TRUST PORTFOLIO)
                                                                 -0.33%      16.79%      16.28%  N/A            7/15/24
S&P 500 Index(2)                                                 -8.98%      18.38%      17.48%
-----------------------------------------------------------------------------------------------------------------------------------


(1)   Since inception percentage was calculated as of 6-30-93.
(2) The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.
(3) The Morgan Stanley Capital International EAFE Index ("EAFE Index") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. EAFE Index assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.
(4) Annualized performance for the Advisor Class shares. Other share classes have different expenses and their performance will vary.
(5) Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.
(6) The Russell 1000 Growth Index is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market). The Russell 1000 Growth Index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

(7) The Russell MidCap Growth Index is an unmanaged index (with no defined investment objective) measuring the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000

      Index. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.




130 PRIOR PERFORMANCE OF EACH ADVISER                        EQ Advisors Trust

(8) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

(9) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.



EQ Advisors Trust                       PRIOR PERFORMANCE OF EACH ADVISER  131

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953